AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2025, 2024 and 2023

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

Years Ended December 31, 2025, 2024 and 2023

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

Opinion

We have audited the statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2025, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management is also responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 8, 2026

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATUTORY-BASIS BALANCE SHEETS

	December 31,
	2025	2024
(in millions)
Admitted assets
Cash and invested assets:
Bonds	$51,145	$52,642
Stocks:
Preferred stocks	31	46
Common stocks	428	504
Investments in affiliates	3,628	3,585
Mortgage loans on real estate	9,986	10,192
Real estate:
Company occupied	140	142
Investment properties	3,723	4,077
Cash, cash equivalents and short-term investments	5,359	5,680
Policy loans	3,288	3,330
Derivatives	8,925	9,226
Receivable for securities	7	17
Other invested assets	13,181	13,088

Total cash and invested assets	99,841	102,529
Investment income due and accrued	897	904
Premiums due	32	44
Amounts recoverable from reinsurers	536	418
Net deferred tax asset	275	—
Funds held by or deposited with reinsured companies	2,227	2,345
Other reinsurance receivable	236	213
Amounts due from affiliates	270	238
Other assets	3,330	3,074
Assets held in separate accounts	163,948	152,380

Total admitted assets	$271,592	$262,145

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATUTORY-BASIS BALANCE SHEETS

	December 31,
	2025	2024
(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$69,404	$70,314
Policyholders’ and beneficiaries’ funds	4,162	3,431
Consumer notes	92	92
Dividends payable to policyholders	255	278
Policy benefits in process of payment	799	617
Other amount payable on reinsurance	334	211
Other policy obligations	76	65

Total policy and contract obligations	75,122	75,008
Payable to parent and affiliates	2,283	2,238
Transfers to (from) separate account due or accrued, net	(620)	(487)
Asset valuation reserve	3,024	3,029
Reinsurance in unauthorized companies	2	4
Funds withheld from unauthorized reinsurers	5	103
Net deferred tax liability	—	48
Derivatives	5,282	5,385
Payables for collateral on derivatives	2,883	3,367
Payables for securities	41	413
Funds held under coinsurance	7,136	7,748
Other general account obligations	1,959	1,920
Obligations related to separate accounts	163,948	152,380

Total liabilities	261,065	251,156
Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2025 and 2024)	—	—
Common stock (par value $1; 50,000,000 shares authorized; 4,728,941 and 4,728,940 shares issued and outstanding at December 31, 2025 and 2024)	5	5
Paid-in surplus	3,557	3,219
Special surplus funds	921	742
Surplus notes	136	136
Unassigned surplus	5,908	6,887

Total capital and surplus	10,527	10,989

Total liabilities and capital and surplus	$271,592	$262,145

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATUTORY-BASIS STATEMENT OF OPERATIONS

	Years Ended December 31,
	2025	2024	2023
(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums, net	$14,761	$14,956	$16,370
Consideration for supplementary contracts with life contingencies	106	131	149
Net investment income	4,643	4,586	4,393
Amortization of interest maintenance reserve	29	57	77
Commissions and expense allowance on reinsurance ceded	73	348	521
Reserve adjustment on reinsurance ceded	(7,106)	(6,533)	(5,735)
Separate account administrative and contract fees	1,871	1,822	1,719
Other revenue (expense)	(247)	(135)	(111)

Total premiums and other revenues	14,130	15,232	17,383
Benefits paid or provided:
Death, surrender and other contract benefits, net	18,367	17,414	14,372
Annuity benefits	795	715	920
Disability and long-term care benefits	1,078	1,015	1,141
Interest and adjustments on policy or deposit-type funds	128	120	88
Payments on supplementary contracts with life contingencies	76	71	51
Increase (decrease) in life, annuity and long-term care reserves	(829)	(343)	1,719

Total benefits paid or provided	19,615	18,992	18,291
Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,164	1,074	990
General expenses	1,116	1,162	1,194
Insurance taxes, licenses and fees	174	173	167
Net transfers to (from) separate accounts	(9,462)	(8,064)	(5,146)
Investment income ceded	803	954	1,087
Other (income) deductions	220	96	—

Total insurance expenses and other deductions	(5,985)	(4,605)	(1,708)
Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	500	845	800
Dividends to policyholders	52	69	46

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	448	776	754
Federal income tax expense (benefit)	(124)	(302)	(319)

Income (loss) from operations before net realized capital gains (losses)	572	1,078	1,073
Net realized capital gains (losses)	(531)	(487)	(326)

Net income (loss)	$41	$591	$747

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATUTORY-BASIS STATEMENT OF CHANGES IN CAPITAL AND SURPLUS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Special Surplus Funds	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)
Balances at January 1, 2023	$5	$3,219	$586	$—	$7,033	$10,843
Net income (loss)					747	747
Change in net unrealized capital gains (losses)					445	445
Change in net deferred income tax					59	59
Decrease (increase) in non-admitted assets					(25)	(25)
Change in liability for reinsurance in unauthorized companies					22	22
Decrease (increase) in asset valuation reserves					(69)	(69)
Dividend paid to parent					(500)	(500)
Change in surplus as a result of reinsurance					(80)	(80)
Special surplus funds				169		169
Other adjustments, net					(196)	(196)

Balances at December 31, 2023	5	3,219	586	169	7,436	11,415
Net income (loss)					591	591
Change in net unrealized capital gains (losses)					(259)	(259)
Change in net deferred income tax					89	89
Decrease (increase) in non-admitted assets					17	17
Change in liability for reinsurance in unauthorized companies					28	28
Decrease (increase) in asset valuation reserves					73	73
Dividend paid to parent					(425)	(425)
Change in surplus as a result of reinsurance					(80)	(80)
Special surplus funds				573		573
Surplus note redemptions			(450)			(450)
Other adjustments, net					(583)	(583)

Balances at December 31, 2024	5	3,219	136	742	6,887	10,989
Net income (loss)					41	41
Change in net unrealized capital gains (losses)					(44)	(44)
Change in net deferred income tax					287	287
Decrease (increase) in non-admitted assets					(486)	(486)
Change in liability for reinsurance in unauthorized companies					2	2
Decrease (increase) in asset valuation reserves					5	5
Capital contribution from parent		338				338
Dividend paid to parent					(500)	(500)
Change in surplus as a result of reinsurance					(80)	(80)
Special surplus funds				179		179
Other adjustments, net					(204)	(204)

Balances at December 31, 2025	$5	$3,557	$136	$921	$5,908	$10,527

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATUTORY-BASIS STATEMENTS OF CASH FLOW

	Years Ended December 31,
	2025	2024	2023
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$18,618	$18,011	$16,535
Net investment income received	4,625	4,558	4,536
Separate account fees	1,871	1,822	1,719
Commissions and expenses allowance on reinsurance ceded	(7)	267	441
Miscellaneous income (loss)	(236)	(72)	(74)
Benefits and losses paid	(27,349)	(26,637)	(22,628)
Net transfers from (to) separate accounts	9,329	7,973	5,082
Commissions and expenses (paid) recovered	(2,728)	(3,119)	(3,291)
Dividends paid to policyholders	(75)	(69)	(62)
Federal and foreign income and capital gain taxes (paid) recovered	162	94	(29)

Net cash provided by (used in) operating activities	4,210	2,828	2,229
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	6,813	10,374	9,667
Stocks	243	337	658
Mortgage loans on real estate	885	751	695
Real estate	78	38	269
Other invested assets	1,587	1,437	833
Net gains (losses) on cash, cash equivalents and short term investments	—	—	6

Total investment proceeds	9,606	12,937	12,128
Cost of investments acquired:
Bonds	10,272	12,287	9,523
Stocks	145	137	128
Mortgage loans on real estate	674	451	282
Real estate	35	38	158
Other invested assets	1,389	1,274	1,359
Derivatives	585	548	719

Total cost of investments acquired	13,100	14,735	12,169
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(846)	(211)	(911)
Net (increase) decrease in policy loans	42	(155)	(411)

Net cash provided by (used in) investment activities	(4,298)	(2,164)	(1,363)
Financing and miscellaneous activities
Surplus notes	—	(450)	—
Capital and surplus paid-in	338	—	—
Borrowed funds	—	1	(34)
Net deposits (withdrawals) on deposit-type contracts	730	987	674
Dividend paid to Parent	(500)	(425)	(500)
Repurchase agreements	(380)	227	(163)
Other cash provided (applied)	(421)	184	644

Net cash provided by (used in) financing and miscellaneous activities	(233)	524	621
Net increase (decrease) in cash, cash equivalents and short-term investments	(321)	1,188	1,487
Cash, cash equivalents and short-term investments at beginning of year	5,680	4,492	3,005

Cash, cash equivalents and short-term investments at end of year	$5,359	$5,680	$4,492

Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$3,716	$2,200	$—
Investing activities related to reinsurance transactions, net	(4,309)	(4,994)	—
Financing and miscellaneous sources related to reinsurance transactions, net	593	2,794	—

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or “the Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. It provides a wide range of financial protection and wealth management products and services to both individual and institutional customers primarily in the United States. Through its insurance operations, the Company offers various individual life insurance products distributed through multiple channels, including insurance agents, brokers, banks, and financial planners. The Company also offers mutual fund products and services including various retirement products to retirement plans, distributed through insurance agents, affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. The Company has discontinued new sales of its individual long-term care product but maintains in-force retail and group long-term care business. It also discontinued new sales of its legacy corporate and bank-owned life insurance product series.

The Company is registered as a foreign reinsurer in several jurisdictions outside the United States as part of its International Group Program, offering pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches, or affiliates of multinational corporations.

Under a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has three wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”), John Hancock Life & Health Insurance Company (“JHLH”) and Resource Life Insurance Company (“RLIC”), as well as a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”). RLIC, a licensed insurance company domiciled in Illinois, was acquired on August 1, 2025 through a stock purchase transaction for $17 million including admitted goodwill of $11 million.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Under revised NAIC guidance, bonds are classified as either issuer credit obligations or asset-backed securities. Residual or first-loss interests without substantive credit enhancement are excluded from bond status and reported under Statement of Statutory Accounting Principles (“SSAP”) No. 21R - Other Invested Assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than asset-backed securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered other-than-temporary when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Asset-backed securities (e.g., collateralized mortgage obligations) are adjusted for changes in prepayment assumptions on the related accretion of discounts or amortization of premiums using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and those with NAIC designations of 3-6, which are valued using the prospective method. If a decline in fair value is determined to be other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, with significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, with no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first-in, first-out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate the Company intends to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company-owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Derivative instruments that meet hedge accounting criteria are accounted for consistently with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments entered into for other hedging purposes, known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) carried based on the underlying audited GAAP equity, except for affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, generally on a three-month lag.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. Interest rate swaps and swaptions supporting our Variable Annuities dynamic hedging program are not in an accounting hedge relationship and any realized capital gains (losses) on these sold interest rate swaps and swaptions are not deferred to IMR. Net Negative (Disallowed) IMR limitation is determined by an NAIC prescribed formula with nonadmitted changes reflected directly in special surplus funds. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

The Company continues to apply INT 23-01T – Net Negative (Disallowed) IMR, which permits limited-term admittance of negative IMR up to 10% of adjusted general account capital and surplus, subject to RBC thresholds and other conditions. This interpretation has been extended through December 31, 2026.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2025, 2024 and 2023, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Commissioner.

•	Reserves for most individual life insurance policies, written prior to 2020, are determined based on prescribed interest rates, mortality tables and valuation methods.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

•

Reserves for some individual life insurance policies, written in 2018 and 2019, all individual life insurance policies written since January 1, 2020, and for all variable annuities, are determined using principle-base reserve (“PBR”) method and assumptions as defined in the Valuation Manual 20 (“VM-20”) and Valuation Manual 21 (“VM-21”).

•	Reserves for other annuity and supplementary contracts with life contingency are determined based on prescribed interest rates, mortality tables and valuation methods.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•	For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2025 and 2024.

•	For long-term care, the calendar year exact method is used to calculate the reserve at December 31, 2025 and 2024, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Funds held by or deposited with reinsured companies: Under certain reinsurance agreements, the Company allows the ceding insurer to retain funds that would otherwise be remitted to the Company. These arrangements are designed to secure the ceding company’s obligations. Interest accrues on the funds held by or deposited with reinsurer at rates specified in the reinsurance contracts and is recognized as Other (income) deductions in the Company’s Statements of Operations. The Company assesses the creditworthiness of ceding insurers and monitors the collectability of these assets, establishing guidance based on admissibility for uncollectible amounts when necessary.

Funds held under coinsurance: Under certain reinsurance agreements, the Company retains funds that would otherwise be remitted to the reinsurer. These arrangements allow the Company to secure obligations due from the reinsurer. Interest accrues on the funds held under coinsurance in the reinsurance contracts and is recognized as Other (income) deductions in the Company’s Statements of Operations. The Company evaluates the creditworthiness of reinsurers and assesses the collectability of any associated receivables, establishing guidance based on admissibility for uncollectible amounts when necessary.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which were ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of the effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 12% and 12% of the Company’s aggregate reserve for life contracts at December 31, 2025 and 2024, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less. Cash flows associated with derivative instruments are presented in the statement of cash flows based on the nature of the related activity. Cash flows related to derivative purchases, sales, settlements, and changes in derivative-related collateral or other balances are presented within investing activities, consistent with the Company’s statement of cash flow presentation. Related gains and losses are reflected in net investment income or net realized/unrealized capital gains (losses), as applicable, based on the derivative’s designation and accounting treatment.

Premiums and Benefits: Premiums for whole life, term life, universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Premium Deficiency Reserves: The Company does not utilize anticipated investment income as a factor in its premium deficiency calculation. The Company did not record a premium deficiency reserve for the years ended December 31, 2025 and 2024.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed based on past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances in GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported in income unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) under U.S. GAAP, long

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

duration targeted improvements (“LDTI”) applies, with liabilities measured using current best-estimate cash flow assumptions and updated discount rates, with certain changes recognized through OCI. Under NAIC SAP, reserving follows SSAP No. 54R and the Valuation Manual, including prescribed disabled-life, active-life and incurred but not reported (“IBNR”) methodologies where applicable; (j) reserves ceded under reinsurance contracts, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) under the Current Expected Credit Loss (“CECL”) model, expected credit losses for financial assets, including mortgage loans, real estate, policy loans, and receivables, are estimated over the life of the assets and reported in income, requiring consideration of historical experience, current conditions, and reasonable forecasts; (m) for held-to-maturity bonds, the entire expected credit loss is recognized through earnings and the allowance for credit losses (“ACL”), while available for sale bonds, credit losses are recognized through earnings and ACL, limited to the difference between the bond’s amortized cost and its fair value, with non-credit losses reflected in other comprehensive income; (n) surplus notes would be reported as liabilities; (o) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (p) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred under NAIC SAP and would generally be capitalized under U.S. GAAP and amortized on a constant-level basis over the expected term of the related contracts; (q) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income; (r) lease liabilities would be recognized for future cash flows of leases, with offsetting right-of-use assets; and (s) effective January 1, 2025, the NAIC’s principles-based bond definition applies only under SAP, requiring classification as issuer credit obligations or asset-backed securities and excluding residual interests from bond treatment, whereas GAAP does not impose these requirements.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2025 and 2024, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

On August 11, 2025, the NAIC adopted clarifications to Statement of Statutory Accounting Principles (“SSAP”) No. 61R and Appendix A-791 requiring that risk transfer for combination reinsurance contracts with interdependent features (e.g., coinsurance paired with yearly renewable term) be assessed on a combined basis rather than separately by component. This clarification was intended to prevent structures that achieve favorable accounting treatment without transferring sufficient risk. The clarification is effective immediately for new or newly amended contracts, with a transition period for existing contracts through December 31, 2026. The Company did not enter into any material new or newly amended reinsurance contracts during the period that are subject to this clarified guidance. For existing contracts, the Company is continuing to evaluate the impact of this clarification during the transition period. Based on the Company’s evaluation to date, this clarification did not have a material impact on the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Effective January 1, 2025, the Company implemented amendments to SSAP No. 26R - Bonds, and SSAP No. 43R – Loan-Backed and Structured Securities, and related revisions to SSAP No. 21R - Other Invested Assets as part of its multi-year principles-based bond definition (“PBBD”) project. This project was initiated to address inconsistencies in bond classification and improve transparency in statutory reporting. PBBD does not permit grandfathering; securities that do not meet the revised definition must be reclassified. The Company completed a portfolio wide reassessment of all fixed income investments held at January 1, 2025 for compliance. Debt securities qualifying as bonds are classified as either issuer credit obligations (“ICO”) or asset backed securities (“ABS”) based on economic substance. Residual or first loss interests that do not have substantive credit enhancement are excluded from bond status and reported under SSAP No. 21R. As a result of adopting this guidance, certain investment classifications and related disclosures were updated, as further described in Note 5 – Investments. The adoption of this guidance did not have a material impact on the Company’s financial position or results of operations.

On August 13, 2023, the NAIC adopted INT 23-01T — Net Negative (Disallowed) Interest Maintenance Reserve (“IMR”) in response to market volatility and its impact on statutory surplus. INT 23-01T provides optional, limited-term guidance allowing insurers to admit up to 10% of adjusted general account capital and surplus as negative IMR, subject to RBC thresholds and other conditions. Adjusted capital excludes “soft assets” such as goodwill, electronic data processing equipment, net deferred tax assets, and admitted negative IMR. Negative IMR may be admitted first in the general account and then, if the percentage limit is not reached, to separate accounts proportionately between insulated and non-insulated accounts. If the insurer can demonstrate historical practice in which derivative gains were reversed to IMR and amortized, there is no exclusion for derivative losses. INT 23-01T was adopted by the Company in August 2023 and its effective period was extended on August 11, 2025, through December 31, 2026. The impact of this guidance is presented in special surplus funds in the Balance Sheets.

Future Adoption of New Accounting Standards

In December 2025, the NAIC adopted revisions relating to private placement securities, debt security and residual interest disclosures. The revisions are effective December 31, 2026. The private placement securities revisions add investment schedule reporting and related aggregate disclosures by type of public and private security. The debt security and residual interest revisions clarify the location, frequency, and consistency of certain debt security disclosures and add disclosure requirements for residual interests, including the reporting entity’s measurement method and transition information, if applicable. The Company is evaluating the effect of these adopted changes on its statutory financial statements. Based on the Company’s current assessment, these revisions are expected to affect statutory reporting presentation and disclosures and are not currently expected to have a material effect on recognition or measurement.

The Company is also monitoring the broader NAIC project on interest maintenance reserve (“IMR”). In August 2025, SAPWG directed NAIC staff to proceed with the exposed IMR definition, subject to minor modifications, and to continue the longer-term SSAP No. 7 project on the basis that hypothetical IMR would be eliminated in the forthcoming issue paper and related revisions to SSAP No. 7. As a result, the key policy direction of the project including the proposed IMR definition and the removal of hypothetical IMR had been established at the SAPWG level, but those concepts had not yet been finalized in adopted SSAP No. 7 guidance as of December 31, 2025. The Company will continue to monitor future NAIC action and assess the effect of any final guidance on its statutory financial statements.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2025, 2024 and 2023.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

5. Investments

Bonds

Beginning in 2025, bond disclosures are presented consistent with the revised Annual Statement reporting framework that separates ICO from ABS. For ABS, we evaluate substantive credit enhancement and, where applicable, the criteria for non-financial ABS cash flows. Consistent with 2025 Annual Statement Instructions, related schedule attributes (e.g., payment due at maturity, current over collateralization percentage, investment characteristics such as IO/PO/PIK/deferred interest, and aggregate deferred interest) are captured in our investment records and Annual Statement schedules.

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2025:
Issuer Credit Obligations
U.S. government obligations	$3,993	$4	$(694)	$3,303
Other U.S. government obligations	1,813	14	(98)	1,729
Non-U.S. sovereign jurisdiction securities	2,935	8	(18)	2,925
Municipal bonds - general obligations	915	26	(41)	900
Municipal bonds - special revenue	2,400	25	(207)	2,218
Project finance bonds issued by operating entities	1,798	31	(82)	1,747
Corporate bonds	31,773	427	(2,918)	29,282
Single entity backed obligations	349	7	(18)	338
Bank loans	2,039	38	(26)	2,051
Other issuer credit obligations	210	—	(4)	206

Total issuer credit obligations	48,225	580	(4,106)	44,699
Asset-Backed Securities
Asset-backed securities	2,920	14	(217)	2,717

Total Bonds	$51,145	$594	$(4,323)	$47,416

December 31, 2024:
U.S. government and agencies	$4,100	$1	$(749)	$3,352
States and political subdivisions	3,198	25	(341)	2,882
Foreign governments	2,953	18	(48)	2,923
Corporate bonds	37,238	261	(4,304)	33,195
Mortgage-backed and asset-backed securities	5,153	21	(424)	4,750

Total bonds	$52,642	$326	$(5,866)	$47,102

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2025, by contractual maturity, is as follows:

	Carrying Value	Fair Value
(in millions)
Due in one year or less	$1,541	$1,549
Due after one year through five years	7,679	7,649
Due after five years through ten years	11,125	11,087
Due after ten years	27,531	24,076
Single entity backed and asset-backed securities	3,269	3,055

Total	$51,145	$47,416

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2025	2024
(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$2,212	$3,036
Bonds and cash pledged in support of exchange-traded futures	180	140
Bonds and cash pledged in support of cleared interest rate swaps	330	370

Total fair value	$2,722	$3,546

At carrying value:
Bonds on deposit with government authorities	$14	$14
Bonds held in trust	81	82
Pledged collateral under reinsurance agreements	4,182	4,183

Total carrying value	$4,277	$4,279

At December 31, 2025 and 2024, the Company held below investment grade corporate bonds of $3,061 million and $2,757 million, with an aggregate fair value of $2,943 million and $2,618 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than asset-backed securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For asset-backed securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

For the years ended December 31, 2025, and 2024, the Company had no Other-Than-temporary Impairments (OTTI) for asset-backed securities.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2025:
U.S. government obligations	$458	$(7)	$3,626	$(785)	$4,084	$(792)
Municipal bonds	67	(3)	1,974	(245)	2,041	(248)
Non-U.S. sovereign jurisdictions	—	—	65	(18)	65	(18)
Corporate bonds and other	1,881	(30)	18,040	(3,000)	19,921	(3,030)
Single entity backed and asset-backed securities	76	—	1,905	(235)	1,981	(235)

Total	$2,482	$(40)	$25,610	$(4,283)	$28,092	$(4,323)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2024:
U.S. government and agencies	$1,291	$(47)	$1,964	$(702)	$3,255	$(749)
States and political subdivisions	732	(23)	1,736	(318)	2,468	(341)
Foreign governments	62	(4)	134	(44)	196	(48)
Corporate bonds	5,549	(175)	20,746	(4,129)	26,295	(4,304)
Mortgage-backed and asset-backed securities	730	(23)	2,939	(401)	3,669	(424)

Total	$8,364	$(272)	$27,519	$(5,594)	$35,883	$(5,866)

At December 31, 2025 and 2024, there were 1,882 and 2,530 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $124 million and $124 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2025, 2024 and 2023, realized capital losses include $84 million, $44 million, and $26 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 26, 9, and 15 securities, respectively.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2025	2024	2023
(in millions)
Proceeds	$9,222	$13,314	$7,382
Realized gross gains	38	102	74
Realized gross losses	(750)	(478)	(111)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2025 and 2024.

Affiliate Transactions

In 2025, the Company acquired at fair value, certain bonds from an affiliate, John Hancock Reassurance Company Ltd. (“JHRECO”), for $100 million.

In 2024, the Company sold certain bonds to an affiliate, John Hancock Funding Company, LLC (“JHF LLC”). These bonds had a book value of $367 million and fair value of $373 million. The Company recognized $6 million in pre-tax realized gains before transfer to the IMR.

In 2023, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $149 million and fair value of $142 million. The Company recognized $7 million in pre-tax realized losses before transfer to the IMR.

In 2023, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $112 million and fair value of $102 million. The Company recognized $10 million in pre-tax realized losses before transfer to the IMR.

In 2023, the Company acquired at fair value, bonds from an affiliate, JHLH, for $101 million.

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2025:
Preferred stocks:
Nonaffiliated	$31	$1	$(1)	$31
Common stocks:
Nonaffiliated	377	59	(8)	428

Total stocks	$408	$60	$(9)	$459

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2024:
Preferred stocks:
Nonaffiliated	$38	$8	$—	$46
Common stocks:
Nonaffiliated	350	160	(6)	504

Total stocks	$388	$168	$(6)	$550

At December 31, 2025 and 2024, there were 90 and 68 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $3 million at December 31, 2025 and 2024, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2025, 2024 and 2023, realized capital losses include $4 million, $4 million, and $14 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 102, 128, and 224 securities, respectively. These are primarily made up of impairments on public and private common stocks.

Affiliate Transactions

The Company has no material affiliate transactions in preferred and common stocks.

Mortgage Loans on Real Estate

At December 31, 2025 and 2024, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2025:	Carrying
Property Type	Value
(in millions)
Apartments	$2,931
Industrial	946
Office buildings	2,127
Retail	2,561
Agricultural	—
Agribusiness	122
Mixed use	—
Other	1,339
Allowance	(40)

Total mortgage loans on real estate	$9,986

Carrying
Geographic Concentration	Value
(in millions)
East North Central	$714
East South Central	147
Middle Atlantic	1,814
Mountain	691
New England	506
Pacific	3,574
South Atlantic	1,650
West North Central	219
West South Central	711
Canada / Other	—
Allowance	(40)

Total mortgage loans on real estate	$9,986

December 31, 2024:	Carrying
Property Type	Value
(in millions)
Apartments	$2,956
Industrial	940
Office buildings	2,220
Retail	2,607
Agricultural	—
Agribusiness	129
Mixed use	—
Other	1,391
Allowance	(51)

Total mortgage loans on real estate	$10,192

Carrying
Geographic Concentration	Value
(in millions)
East North Central	$799
East South Central	168
Middle Atlantic	1,813
Mountain	687
New England	576
Pacific	3,473
South Atlantic	1,650
West North Central	336
West South Central	741
Canada / Other	—
Allowance	(51)

Total mortgage loans on real estate	$10,192

At December 31, 2025, the aggregate mortgages outstanding to any one borrower do not exceed $465 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

During 2025, the respective maximum and minimum lending rates for mortgage loans issued were 6.13% and 6.13% for agricultural loans and 6.74% and 4.88% for commercial loans. The Company issued no purchase money mortgages in 2025 and 2024. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75.00%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2025, 2024 and 2023, respectively. The average recorded investment in impaired loans was $98 million, $147 million, and $123 million at December 31, 2025, 2024 and 2023, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2025, 2024 and 2023, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total
(in millions)
December 31, 2025:
Recorded Investment
a. Current	$209	$—	$9,589	$167	$9,965
30 - 59 Days Past Due	—	—	—	—	—
60 - 89 Days Past Due	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
b. Recorded Investment	—	—	41	—	41
Accruing Interest 180 + Days Past Due
b. Recorded Investment	—	—	—	20	20
December 31, 2024:
Recorded Investment
a. Current	205	—	9,877	141	10,223
30 - 59 Days Past Due	—	—	—	—	—
60 - 89 Days Past Due	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
b. Recorded Investment	—	—	—	20	20

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2025 and 2024. The Company was not a participant or co-lender in a mortgage loan agreement in 2025 and 2024.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2025	2024
(in millions)
AAA	$—	$—
AA	2,865	2,803
A	4,069	4,187
BBB	2,513	2,733
BB	410	360
B and lower and unrated	129	109

Total	$9,986	$10,192

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2025	2024
(in millions)
Properties occupied by the company	$203	$201
Properties held for the production of income	5,234	5,577
Properties held for sale	22	—
Less accumulated depreciation	(1,596)	(1,559)

Total	$3,863	$4,219

At December 31, 2025, the Company had one commercial office real estate property held for sale. Properties that the Company has the intent to sell are reported at the lower of depreciated cost or fair value, net of related obligations. The Company expects to dispose of the property by sale in the first quarter of 2026.

The Company recorded $203 million, $66 million, and $0 million of impairments on real estate investments during the years ended December 31, 2025, 2024 and 2023, respectively. The Company impaired three commercial office real estate properties in 2025. The Company has a process in place to identify real estate properties that could potentially have an impairment. The process involves comparing market values to the book value on a quarterly basis, monitors for market value deficiency and applies an undiscounted cash flow test to those properties with market value deficiencies. Impairment losses are recognized in Net realized capital gains (losses) on the Summary of Operations.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2025 and 2024.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $0 million, $89 million, and $0 million of impairments on partnerships and LLCs during the years ended December 31, 2025, 2024 and 2023, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

The Company has no material affiliated transactions in other invested assets.

Other

On August 6, 2025, a subsidiary of the Company, John Hancock Subsidiaries LLC (“JHS LLC”), entered into a Purchase and Sale Agreement to acquire a controlling interest in Comvest Group Holdings, LP. On November 3, 2025, the transaction closed with a purchase price of $938 million. The Company’s investment in JHS LLC is accounted for as an Subsidiary, Controlled, or Affiliated (“SCA”) under SSAP No. 97.

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2025 or 2024.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (“LTV”), geographic composition, lien position, loan purpose, and loan documentation.

At December 31, 2025 and 2024, the Company had an aggregate restricted assets admitted value of $11 billion, representing 4.02% of total assets and 4.03% of admitted assets and $14 billion, representing 5.25% of total assets and 5.25% of admitted assets, respectively. Refer to the Balance Sheet - Payables for collateral on derivatives, Investments Note – Pledged as Collateral and Repurchase Agreements, and Debt Note – FHLBI Collateral Pledged for further details.

The Company enters into bilateral repurchase agreements for operational funding and to meet short-term liquidity funding requirements. As of December 31, 2025, the Company had no repurchase agreements. The carrying value of the transferred assets and the obligations related to their repurchase, which approximate their fair value, are $0 million and $380 million as of December 31, 2025 and 2024, respectively. Securities transferred under the repurchase agreement are classified as NAIC 1 bonds and cash collateral was received. The Company has established a liability to return collateral received as part of the transaction.

The Company enters into bilateral reverse repurchase agreements to meet short-term funding requirements and to generate interest income. As of December 31, 2025 and 2024, the Company had $222 million and $560 million of reverse repurchase agreements with varying maturity dates which are recorded as cash equivalents. The Company established a facility with an affiliate, Manulife Reinsurance Ltd. (“MRL”) whereby cash collateral can be received under a repurchase agreement program. In November 2025, MRL sold bonds to JHUSA that were repurchased from the Company on January 29, 2026. On December 20, 2024, MRL sold a bond to JHUSA that was repurchased from the Company on January 17, 2025. The repurchase agreement affiliate activity as of December 31, 2025 and 2024 was $222 million and $80 million, respectively. The Company has a recognized receivable to return collateral as part of reverse repurchase agreement transactions.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. Securities on loan from the securities lending program are ICO - Corporate Bonds that had a fair value of $556 million and collateral held of $571 million at December 31, 2025. There was one security on loan with a fair value of $39 million and collateral held of $40 million at December 31, 2024.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2025	2024	2023
(in millions)
Income:
Bonds	$2,254	$2,323	$2,443
Preferred stocks	2	2	2
Common stocks	123	118	118
Mortgage loans on real estate	433	448	454
Real estate	442	494	470
Policy loans	218	214	199
Cash, cash equivalents and short-term investments	162	155	109
Other invested assets	1,126	964	882
Derivatives	572	678	584
Other income	(121)	(176)	(196)

Total investment income	5,211	5,220	5,065
Expenses
Investment expenses	(408)	(443)	(475)
Investment taxes, licenses and fees, excluding federal income taxes	(52)	(56)	(55)
Investment interest expense	(12)	(30)	(43)
Depreciation on real estate and other invested assets	(96)	(105)	(99)

Total investment expenses	(568)	(634)	(672)

Net investment income	$4,643	$4,586	$4,393

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended December 31,
	2025	2024	2023
(in millions)
Realized capital gains (losses)	$(1,369)	$(972)	$(350)
Less amount transferred to the IMR (net of related tax benefit (expense) of $217 in 2025, $167 in 2024, and $63 in 2023	(815)	(627)	(238)

Realized capital gains (losses) before tax	(554)	(345)	(112)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	(23)	142	214

Net realized capital gains (losses)	$(531)	$(487)	$(326)

Net Negative (Disallowed) IMR

At December 31, 2025 and 2024, the Company reported $921 million and $742 million of admitted disallowed IMR in special surplus funds. No portion of the admitted disallowed IMR was allocated to the separate account.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company’s unamortized IMR gains and losses from derivatives are summarized below.

		December 31,
	(in millions)	2025
	Unamortized IMR from derivatives:	Gains	Losses
(1)	Unamortized Fair Value Derivative Gains & Losses Realized to IMR - Prior Year	$3,081	$(4,100)
(2)	Fair Value Derivative Gains & Losses Realized to IMR - Added in Current Year	116	(175)
(3)	Fair Value Derivative Gains & Losses Amortized over Current Year Unamortized Fair Value Derivative Gains & Losses Realized to IMR	241	(293)

(4)	- Current Year Total (1+2-3)	$2,956	$(3,982)

The calculated adjusted capital and surplus are as follows:

		Calculation of Limitation Total
(1)	Calculated adjusted capital and surplus: Prior Period	$10,320
	Less:
(2)	Admitted Positive Goodwill (a)	10
(3)	Admitted EDP Equipment & Operating System Software	9
(4)	Admitted Net Deferred Taxes	182
(5)	Admitted net negative (disallowed) IMR	911

(6)	Adjusted Capital and Surplus (Line 1-2-3-4-5)	$9,208

(7)	Limitation on amount of net negative (disallowed) IMR (adjusted capital and surplus times 10% limitation [Line 6*10%])	$921
	Percentage of adjusted capital and surplus
(8)	Current period reported Admitted net negative (disallowed) IMR	$921
(9)	Current period Admitted IMR as a % of prior period Adjusted Capital and Surplus (Line 8/Line 6)	10%

At December 31, 2025, the admitted net negative (disallowed) IMR was capped at the lower of 10% of prior-period adjusted capital and surplus of $921 million and 10% of current-period unadjusted capital and surplus of $1,053 million.

The Company confirms the following attestation related to its IMR balances:

(a)	Asset sales were not forced by liquidity constraints.

(b)	There were no events leading to deviations from standard IMR accounting practices.

(c)	All investment activity is consistent with the Company’s investment and risk management policies.

(d)	IMR generated from derivatives is consistent with the Company’s derivative usage plan and follows historical treatment.

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates and equity market prices.

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes and are both OTC bilateral and Cleared OTC. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income. The Company utilizes cross currency swaps in effective hedge accounting relationships and other hedging relationships.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and interest rate treasury locks in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2025
(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$837	$—	$—	$17	$17
	Foreign currency swaps	—	—	—	—	—
Cash flow hedges	Interest rate swaps	7,498	—	—	51	279
	Foreign currency swaps	290	43	—	28	1
	Foreign currency forwards	—	—	—	—	—
	Interest rate treasury locks	4,478	—	—	3	519
	Equity total return swaps	93	—	—	—	—

Total Derivatives in Effective Hedge Accounting Relationships		$13,196	$43	$—	$99	$816

Other Hedging Relationships
	Interest rate swaps	$113,398	$8,479	$4,325	$8,479	$4,325
	Interest rate treasury locks	4,923	16	698	16	698
	Interest rate options	1,883	5	—	5	—
	Interest rate futures	13,173	—	—	—	—
	Foreign currency swaps	2,053	208	235	208	235
	Foreign currency forwards	901	—	14	—	14
	Foreign currency futures	16	—	—	—	—
	Equity total return swaps	298	—	1	—	1
	Equity index options	7,061	174	6	174	6
	Equity index futures	914	—	—	—	—
	Forwards	4	—	3	—	3

Total Derivatives in Other Hedging Relationships		$144,624	$8,882	$5,282	$8,882	$5,282
Replication Synthetic Asset Transactions
	Interest rate swaps	$4,278	$—	$—	$—	$1,031
	Treasury locks	1,790	—	—	—	208

Total Derivatives in Replication Synthetic Asset Transactions		$6,068	$—	$—	$—	$1,239

Total Derivatives		$163,888	$8,925	$5,282	$8,981	$7,337

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2024
				Carrying
		Notional	Carrying	Value	Fair Value Fair Value
(in millions)		Amount	Value Assets	Liabilities	Assets	Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$961	$—	$—	$18	$15
	Foreign currency swaps	—	—	—	—	—
Cash flow hedges	Interest rate swaps	6,283	—	—	41	345
	Foreign currency swaps	302	56	—	32	1
	Foreign currency forwards	—	—	—	—	—
	Interest rate treasury locks	4,560	—	—	2	761
	Equity total return swaps	96	—	—	2	—

Total Derivatives in Effective Hedge Accounting Relationships		$12,202	$56	$—	$95	$1,122

Other Hedging Relationships
	Interest rate swaps	$117,983	$8,797	$4,033	$8,797	$4,033
	Interest rate treasury locks	5,613	—	1,079	—	1,079
	Interest rate options	2,243	9	—	9	—
	Interest rate futures	3,929	—	—	—	—
	Foreign currency swaps	1,491	233	222	233	222
	Foreign currency forwards	885	8	27	8	27
	Foreign currency futures	17	—	—	—	—
	Equity total return swaps	274	5	—	5	—
	Equity index options	8,465	118	21	118	21
	Equity index futures	172	—	—	—	—
	Forwards	4	—	3	—	3

Total Derivatives in Other Hedging Relationships		$141,076	$9,170	$5,385	$9,170	$5,385

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$—	$—	$1	$1,075
	Treasury locks	1,790	—	—	—	173

Total Derivatives in Replication Synthetic Asset Transactions		$6,066	$—	$—	$1	$1,248

Total Derivatives		$159,344	$9,226	$5,385	$9,266	$7,755

Hedging Relationships

The Company does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2025, 2024 and 2023, respectively, the Company recorded unrealized gains (losses) of ($125) million, $4 million, and

($72) million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the year ended December 31, 2025, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 30 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges) or RSAT Relationships. The Company enters into interest rate swap agreements, swaptions and interest rate futures contracts to manage interest rate risk and total return swap agreements and equity index options to manage equity risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”), guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”) and retirement plan services (“RPS”) –Guaranteed Income for Life (“GIFL”) benefit. These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB, GMDB, GMIB and RPS GIFL guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, interest rate swaptions and U.S. Treasury futures to match the sensitivities of the GMWB, GMDB, GMIB and RPS GIFL liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2025, 2024 and 2023 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2025	2024	2023
(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(610)	$(272)	$(641)
Interest rate treasury locks	397	(255)	463
Interest rate options	6	(7)	(5)
Interest rate futures	(5)	(21)	20
Foreign currency swaps	(29)	(73)	(4)
Foreign currency forwards	5	(8)	15
Foreign currency futures	—	1	—
Equity total return swaps	—	1	—
Equity index options	72	(17)	222
Equity index futures	(2)	6	(5)
Forwards	—	27	(31)

Total net unrealized capital gain (loss)	$(166)	$(618)	$34

Net realized capital gain (loss):
Interest rate swaps	—	—	258
Interest rate treasury locks	(471)	(300)	(681)
Interest rate options	(11)	(5)	(11)
Interest rate futures	(83)	(4)	(11)
Foreign currency swaps	37	75	3
Foreign currency forwards	(12)	(21)	(15)
Foreign currency futures	(1)	1	—
Equity total return swaps	—	—	—
Equity index options	234	210	(2)
Equity index futures	13	(30)	(31)
Forwards	—	(13)	—

Total net realized capital gain (loss)	$(294)	$(87)	$(490)

Total gain (loss) from derivatives in other hedging relationships	$(460)	$(705)	$(456)

The table above does not include unrealized gains (losses) of ($6) million, $4 million, ($9) million and realized gains (losses) of $64 million, $138 million and $64 million for the years ended December 31, 2025, 2024 and 2023, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of ($301) million, ($424) million, and ($261) million (including $0 million, $0 million, and ($15) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2025, 2024 and 2023, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2025 and 2024, the Company accepted collateral consisting of cash of $2,883 million and $3,367 million, and various securities with a fair value of $506 million and $613 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2026	$316
2027	4
2028	—
2029	—
Thereafter	—

Total Future Settled Premiums	$320

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
(in millions)
Prior Year	$376	$96	$464
Current Year	$320	$168	$483

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which is recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2025 and 2024, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $139 million and $150 million, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets and liabilities.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Short-Term Investments – Short-term investments are reported at amortized cost which approximates fair value.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the SignatureNotes contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each SignatureNotes. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the SignatureNotes. Refer to the debt note for further details.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks which do not have regular market pricing are classified within Level 2, although a fair value can be determined based on other data. Common stocks not traded in active markets are classified within Level 3.

Cash and Cash Equivalents

The carrying values for cash and cash equivalents approximate their fair value due to the short-term maturities of these instruments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2025
	Carrying	Total Fair				Net Asset
	Value	Value	Level 1	Level 2	Level 3	Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Issuer credit obligations	$—	$—	$—	$—	$—	$—
Asset-backed securities	—	—	—	—	—	—

Total bonds with NAIC 6 rating	—	—	—	—	—	—
Perpetual preferred stocks:
Industrial and misc	31	31	—	20	11	—

Total perpetual preferred stocks	31	31	—	20	11	—
Common stocks:
Industrial and misc	428	428	343	22	63	—

Total common stocks	428	428	343	22	63	—
Cash and cash equivalents	2,467	2,467	2,467	—	—	—
Derivatives:
Interest rate swaps	8,479	8,479	—	8,479	—	—
Interest rate treasury locks	16	16	—	16	—	—
Interest rate options	5	5	—	—	5	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	208	208	—	208	—	—
Foreign currency forwards	—	—	—	—	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	—	—	—	—	—	—
Equity index options	174	174	—	137	37	—
Equity index futures	—	—	—	—	—	—
Credit default swaps	—	—	—	—	—	—

Total derivatives	8,882	8,882	—	8,840	42	—
Assets held in separate accounts	163,948	163,948	161,524	1,324	1,100	—

Total assets	$175,756	$175,756	$164,334	$10,206	$1,216	$—

Liabilities:
Derivatives:
Interest rate swaps	$4,325	$4,325	$—	$4,325	$—	$—
Interest rate treasury locks	698	698	—	698	—	—
Interest rate options	—	—	—	—	—	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	235	235	—	235	—	—
Foreign currency forwards	14	14	—	14	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	1	1	—	1	—	—
Equity index options	6	6	—	2	4	—
Equity index futures	—	—	—	—	—	—
Forward contracts	3	3	—	—	3	—

Total derivatives	5,282	5,282	—	5,275	7	—
Liabilities held in separate accounts	163,948	163,948	161,524	1,324	1,100	—

Total liabilities	$169,230	$169,230	$161,524	$6,599	$1,107	$—

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2024
	Carrying	Total Fair				Net Asset
	Value	Value	Level 1	Level 2	Level 3	Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Issuer credit obligations	$10	$10	$—	$—	$10	$—
Asset-backed securities	—	—	—	—	—	—

Total bonds with NAIC 6 rating	10	10	—	—	10	—
Perpetual preferred stocks:
Industrial and misc	46	46	—	—	46	—

Total perpetual preferred stocks	46	46	—	—	46	—
Common stocks:
Industrial and misc	504	504	411	26	67	—

Total common stocks	504	504	411	26	67	—
Cash and cash equivalents	2,443	2,443	2,443	—	—	—
Derivatives:
Interest rate swaps	8,797	8,797	—	8,797	—	—
Interest rate treasury locks	—	—	—	—	—	—
Interest rate options	9	9	—	—	9	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	233	233	—	233	—	—
Foreign currency forwards	8	8	—	8	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	5	5	—	5	—	—
Equity index options	118	118	—	118	—	—
Equity index futures	—	—	—	—	—	—
Credit default swaps	—	—	—	—	—	—

Total derivatives	9,170	9,170	—	9,161	9	—
Assets held in separate accounts	152,380	152,380	149,869	1,290	1,221	—

Total assets	$164,553	$164,553	$152,723	$10,477	$1,353	$—

Liabilities:
Derivatives:
Interest rate swaps	$4,033	$4,033	$—	$4,033	$—	$—
Interest rate treasury locks	1,079	1,079	—	191	888	—
Interest rate options	—	—	—	—	—	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	222	222	—	222	—	—
Foreign currency forwards	27	27	—	27	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	—	—	—	—	—	—
Equity index options	21	21	—	10	11	—
Equity index futures	—	—	—	—	—	—
Forward contracts	3	3	—	—	3	—

Total derivatives	5,385	5,385	—	4,483	902	—
Liabilities held in separate accounts	152,380	152,380	149,869	1,290	1,221	—

Total liabilities	$157,765	$157,765	$149,869	$5,773	$2,123	$—

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2025
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$48,155	$44,426	$120	$42,041	$2,265
Redeemable preferred stocks	—	—	—	—	—
Mortgage loans on real estate	9,986	9,457	—	—	9,457
Real estate	3,863	5,736	—	—	5,736
Short-term investments	2,892	2,892	—	2,892	—
Policy loans	3,288	3,288	—	3,288	—
Derivatives in effective hedge accounting and RSAT relationships	43	99	—	99	—

Total assets	$68,227	$65,898	$120	$48,320	$17,458

Liabilities:
Consumer notes	$92	$97	$—	$—	$97
Borrowed money	500	500	—	500	—
Policy reserves	1,131	1,127	—	—	1,127
Policyholders’ and beneficiaries’ funds	3,963	4,104	—	4,104	—
Derivatives in effective hedge accounting and RSAT relationships	—	2,055	—	2,055	—

Total liabilities	$5,686	$7,883	$—	$6,659	$1,224

	December 31, 2024
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$49,773	$44,233	$214	$42,146	$1,873
Redeemable preferred stocks	—	—	—	—	—
Mortgage loans on real estate	10,192	9,321	—	—	9,321
Real estate	4,220	5,937	—	—	5,937
Short-term investments	3,237	3,237	—	3,237	—
Policy loans	3,330	3,330	—	3,330	—
Derivatives in effective hedge accounting and RSAT relationships	56	96	—	94	2

Total assets	$70,808	$66,154	$214	$48,807	$17,133

Liabilities:
Consumer notes	$92	$96	$—	$—	$96
Borrowed money	500	500	—	500	—
Policy reserves	1,109	1,101	—	—	1,101
Policyholders’ and beneficiaries’ funds	3,117	3,266	—	3,266	—
Derivatives in effective hedge accounting and RSAT relationships	—	2,370	—	1,684	686

Total liabilities	$4,818	$7,333	$—	$5,450	$1,883

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Carrying value and fair value of bonds exclude leveraged leases of $2,990 million and $2,859 million at December 31, 2025 and 2024, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2025, 2024 and 2023, are summarized as follows:

		Net realized/unrealized		Amounts
		gains (losses) included		credited to
		in:		separate					Transfers
	Balance at January 1, 2025	Net income (1)	Surplus	account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2025
(in millions)
Bonds with NAIC 6 rating:
Issuer credit obligations	$10	$—	$—	$—	$—	$—	$—	$—	$—	$(10)	$—
Asset-backed securities	—	—	—	—	—	—	—	—	—	—	—

Total bonds with NAIC 6 rating	10	—	—	—	—	—	—	—	—	(10)	—
Perpetual preferred stocks:
Industrial and misc	10	—	—	—	1	—	—	—	—	—	11

Total perpetual preferred stocks	10	—	—	—	1	—	—	—	—	—	11
Common stocks:
Industrial and misc	67	16	(17)	—	23	—	(26)	—	—	—	63

Total common stocks	67	16	(17)	—	23	—	(26)	—	—	—	63
Net derivatives	(893)	(334)	322	—	—	—	—	327	—	613	35
Separate account assets/liabilities	1,221	(357)	—	—	387	—	(151)	—	—	—	1,100

Total	$415	$(675)	$305	$—	$411	$—	$(177)	$327	$—	$603	$1,209

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized		Amounts
		gains (losses) included		credited to
	Balance at	in:		separate					Transfers		Balance at
	January 1, 2024	Net income (1)	Surplus	account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	December 31, 2024
(in millions)
Bonds with NAIC 6 rating:
Issuer credit obligations	$10	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10
Asset-backed securities	—	—	—	—	—	—	—	—	—	—	—

Total bonds with NAIC 6 rating	10	—	—	—	—	—	—	—	—	—	10
Perpetual preferred stocks:
Industrial and misc	8	—	—	—	2	—	—	—	—	—	10

Total perpetual preferred stocks	8	—	—	—	2	—	—	—	—	—	10
Common stocks:
Industrial and misc	124	24	(25)	—	1	—	(57)	—	—	—	67

Total common stocks	124	24	(25)	—	1	—	(57)	—	—	—	67
Net derivatives	(787)	(658)	(249)	—	—	—	—	656	—	145	(893)
Separate account assets/liabilities	1,324	3	—	—	64	—	(170)	—	—	—	1,221

Total	$679	$(631)	$(274)	$—	$67	$—	$(227)	$656	$—	$145	$415

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized		Amounts
		gains (losses) included		credited to
		in:		separate					Transfers
	Balance at January 1, 2023	Net income (1)	Surplus	account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2023
(in millions)
Bonds with NAIC 6 rating:
Issuer credit obligations	$17	$(8)	$—	$—	$19	$—	$(18)	$—	$—	$—	$10
Asset-backed securities	—	—	—	—	—	—	—	—	—	—	—

Total bonds with NAIC 6 rating	17	(8)	—	—	19	—	(18)	—	—	—	10
Perpetual preferred stocks:
Industrial and misc	22	—	—	—	1	—	(3)	—	—	(12)	8

Total perpetual preferred stocks	22	—	—	—	1	—	(3)	—	—	(12)	8
Common stocks:
Industrial and misc	128	—	11	—	25	—	(40)	—	—	—	124

Total common stocks	128	—	11	—	25	—	(40)	—	—	—	124
Net derivatives	(1,028)	(697)	240	—	—	—	—	688	—	10	(787)
Separate account assets/liabilities	1,387	43	—	—	12	—	(118)	—	—	—	1,324

Total	$526	$(662)	$251	$—	$57	$—	$(179)	$688	$—	$(2)	$679

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to Securities Valuation Office (“SVO”) rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2025	2024	2023
(in millions)
Premiums earned
Direct	$22,073	$21,799	$21,115
Assumed	493	454	463
Ceded	(7,805)	(7,297)	(5,208)

Net	$14,761	$14,956	$16,370

Benefits to policyholders ceded	$(14,893)	$(14,288)	$(13,123)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2025, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2025, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2025, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $5,345 million.

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2025	2024	2023
(in millions)
Premiums ceded	$(132)	$(150)	$(151)
Premiums assumed	53	60	59
Benefits ceded	(466)	(572)	(508)
Benefits assumed	186	229	203
Other reinsurance receivable (payable)	(8)	58	15
Funds held by or deposited with reinsured companies	2,224	2,341	2,482

The John Hancock Life Insurance Company (“JHLICO”) closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreements:

	Year ended December 31,
	2025	2024	2023
(in millions)
Premiums ceded, net	$(3,312)	$—	$—
Benefits ceded, net	(613)	(503)	(651)
Other reinsurance receivable	60	58	88
Other amounts payable on reinsurance	—	—	—

On November 20, 2024, the Company entered into an agreement with Reinsurance Group of America to reinsure policies from the LTC and annuity structured settlements legacy blocks. Under the terms of the transaction, the Company will retain responsibility for the administration of the policies with no intended impact to policyholders. The transaction was structured as coinsurance with a 75% quota share for both the LTC and annuity structured settlements blocks. The Company transferred policy liabilities of $3,421 million and assets with fair value of $3,631 million. The Company recorded a pre-tax loss of $578 million and a decrease of $384 million to statutory surplus, net of tax.

In conjunction with the LTC component of the transaction, the existing coinsurance with funds withheld treaty with JHRECO covering the LTC policies was partially recaptured. The recapture was necessary to complete the transaction with Reinsurance Group of America because the policies under this treaty are the same policies at risk. The partial recapture resulted in a pre-tax gain of $96 million, including a recapture fee and a increase to surplus of $76 million, net of tax.

The transactions were effective on January 1, 2025 and closed on January 2, 2025.

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% QS of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% QS. Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2025	2024	2023
(in millions)
Premiums ceded, net	$—	$—	$—
Benefits ceded, net	(356)	(374)	(392)
Funds held by or deposited with reinsured companies	—	—	—
Other reinsurance receivable	35	36	37
Other amounts payable on reinsurance	—	—	—

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Global Atlantic Financial Group Limited (“Global Atlantic”) Agreements:

	Year ended December 31,
	2025	2024	2023
(in millions)
Premiums ceded, net	$(132)	$(4,270)	$—
Benefits ceded, net	(548)	(605)	(62)
Funds held by or deposited with reinsured companies	—	—	—
Other reinsurance receivable	45	36	3
Other amounts payable on reinsurance	—	—	—

On December 11, 2023, the Company entered into an agreement with Global Atlantic Financial Group Ltd to reinsure a block of long-term care (“LTC”) policies and annuity structured settlements. Under the terms of the transaction, the Company retains responsibility for the administration of the policies with no intended impact to policyholders. The transaction was structured as coinsurance with an 80% quota share for the LTC block and a 100% quota share for the annuity structured settlements. The Company transferred policy liabilities of $4,992 million and assets of $5,031 million. The Company recorded a pre-tax loss of $150 million and a decrease of $101 million to statutory surplus.

In conjunction with the LTC component of the transaction, the existing coinsurance with funds withheld treaty with JHRECO covering the LTC policies was partially recaptured. The partial recapture resulted in a pre-tax loss of $56 million and a decrease to surplus of $45 million, net of tax. The recapture was necessary to complete the transaction with Global Atlantic Financial Group LTD because the policies under this treaty are the same policies at risk.

The transactions were effective on January 1, 2024 and closed on February 22, 2024.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Effective July 1, 2020, the Company entered into two agreements to reinsure a block of legacy bank-owned life insurance (“BOLI”) contracts with subsidiaries of the Global Atlantic Financial Group Ltd. The first agreement is a monthly renewable term agreement with Global Atlantic Assurance Limited, domesticated in Bermuda, and the other agreement is a 100% coinsurance arrangement with Commonwealth Annuity & Life Insurance Company, licensed in Michigan. Under the terms of both agreements, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Venerable Holdings (“Venerable”) Agreements:

	Year ended December 31,
	2025	2024	2023
(in millions)
Premiums ceded, net	$(4)	$(6)	$(6)
Benefits ceded, net	(2,088)	(2,195)	(1,824)
Other reinsurance receivable	—	—	—
Other amounts payable on reinsurance	5	4	17

On November 15, 2021, the Company entered into a Principal Transaction Agreement with Venerable to cede 100% QS of a block of the Company’s legacy U.S. variable annuity (“VA”) policies. Under the terms of the transaction, the Company will retain responsibility for the maintenance of the policies with no intended impact to VA policyholders. The transaction was structured as coinsurance for the general fund liabilities and modified coinsurance for the separate account liabilities. The Company transferred policy liabilities of $1,636 million and cash paid of $997 million. The Company recorded a pre-tax gain of $638 million and an increase of $504 million to statutory surplus which was deferred and will be amortized over a period of approximately twenty years. The transaction was effective on February 1, 2022.

As of December 31, 2022, the Company recorded $30 million additional payment to Venerable pursuant to an amendment of the Principal Transaction Agreement resulting in a decrease to the initial deferred gain reported in statutory surplus.

In conjunction with the Venerable agreement, the existing modified coinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force was partially recaptured. The partial recapture resulted in a pre-tax loss of $237 million including recapture fee and a decrease of surplus of $187 million net of tax. The partial recapture was necessary to complete the Venerable agreement because the recaptured policies are the same policies at risk under the Venerable agreement. The recapture was effective on February 1, 2022.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2025	2024	2023
(in millions)
Premiums ceded, net	$(84)	$(84)	$(92)
Benefits ceded, net	(322)	(307)	(371)
Funds held by or deposited with reinsured companies	—	—	—
Other reinsurance receivable	27	36	31
Other amounts payable on reinsurance	8	2	6
Treaty settlement received (paid)	128	130	110

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2025	2024	2023
(in millions)
Premiums ceded	$(334)	$(385)	$(488)
Impact of treaty recapture	605	2,031
Benefits ceded	(650)	(614)	(779)
Other reinsurance receivable	7	—	5
Other amounts payable on reinsurance	—	—	4
Funds held under coinsurance	6,615	7,239	9,250
Treaty settlement received (paid)	123	(76)	(78)

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

Effective January 1, 2024 and in conjunction with the LTC component of the Global Atlantic transaction, the existing coinsurance with funds withheld treaty with JHRECO covering the LTC policies was partially recaptured. Effective January 1, 2025 and in conjunction with the LTC component of the Reinsurance Group of America transaction, the existing coinsurance with funds withheld treaty with JHRECO covering the LTC policies was partially recaptured.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $8,105 million and $8,496 million at December 31, 2025 and 2024, respectively. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long term care liabilities was $6,615 million and $7,239 million at December 31, 2025 and 2024, respectively.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2025	2024	2023
(in millions)
Premiums ceded	$(2,126)	$(2,265)	$(2,444)
Benefits ceded	(7,263)	(6,688)	(6,203)
Other reinsurance receivable	21	21	37
Other amounts payable on reinsurance	23	51	45
Funds withheld from unauthorized reinsurers	5	103	322
Funds held under coinsurance	—	—	—
Treaty settlement received (paid)	177	65	66

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, GMIB, and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations. Effective February 1, 2022 in conjunction with the Venerable agreement this treaty was partially recaptured.

As a coinsurance / modified coinsurance treaty, MRBL holds $51 million and $40 million as a coinsurance reserve and JHUSA holds $62 million and $55 million as a modified coinsurance reserve at December 31, 2025 and 2024, respectively. The IFRS reserves that MRBL holds for variable annuities are risk neutral stochastic calculation at CET(0), based on the whole contract (i.e. for hedged and unhedged cashflows) and include a margin for prudence. Reserve credits taken were $5 million and $4 million at December 31, 2025 and 2024, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions are structured such that the Company transferred policy liabilities and the increase in surplus net of tax was deferred and is being amortized over a period of approximately 20 years.

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHLH:

	Years ended December 31,
	2025	2024	2023
(in millions)
Premiums ceded	$(28)	$(29)	$(28)
Premiums assumed	—	—	—
Benefits ceded	(29)	(32)	(30)
Benefits assumed	15	14	17
Other reinsurance receivable	—	1	1
Other amounts payable on reinsurance	1	1	—
Funds held under coinsurance	—	—	—
Treaty settlement received (paid)	(1)	3	(3)

On October 1, 2009, the assets supporting individual and group long-term care policyholders who reside in the state of New York (“NY business”) were transferred from the Company to JHLH. The NY business related to individual long-term care was transferred from the Company to JHLH under an assumption reinsurance agreement. The NY business related to group long-term care was transferred from the Company to JHLH under a coinsurance agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On January 1, 2010, the assets supporting certain discontinued life business in the state of New York were transferred from the Company to JHLH under a coinsurance agreement.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Years ended December 31,
	2025	2024	2023
(in millions)
Premiums ceded	$(74)	$(81)	$(108)
Premiums assumed	—	—	—
Benefits ceded	(56)	(70)	(26)
Benefits assumed	—	—	—
Other reinsurance receivable	—	—	—
Other amounts payable on reinsurance	5	12	34
Funds held under coinsurance	521	509	437
Treaty settlement received (paid)	(29)	39	(18)

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

In 2025 and 2024, the company did not commute any material ceded reinsurance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2025
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	2,278	71	2,349
(b) Statutory valuation allowance adjustments	121	—	121

(c) Adjusted gross deferred tax assets (a - b)	2,157	71	2,228
(d) Deferred tax assets nonadmitted	—	—	—

(e) Subtotal net admitted deferred tax asset (c - d)	2,157	71	2,228
(f) Deferred tax liabilities	1,641	312	1,953

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	516	(241)	275

	December 31, 2024
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	1,950	77	2,027
(b) Statutory valuation allowance adjustments	121	—	121

(c) Adjusted gross deferred tax assets (a - b)	1,829	77	1,906
(d) Deferred tax assets nonadmitted	—	—	—

(e) Subtotal net admitted deferred tax asset (c - d)	1,829	77	1,906
(f) Deferred tax liabilities	1,606	348	1,954

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	223	(271)	(48)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	328	(6)	322
(b) Statutory valuation allowance adjustments	—	—	—

(c) Adjusted gross deferred tax assets (a - b)	328	(6)	322
(d) Deferred tax assets nonadmitted	—	—	—

(e) Subtotal net admitted deferred tax asset (c - d)	328	(6)	322
(f) Deferred tax liabilities	35	(36)	(1)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	293	30	323

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million and $121 million for the years ended December 31, 2025 and 2024, respectively. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not begin to expire until 2027, however due to restrictions on

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2025
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	—	—	—
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)	801	—	801
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	801	—	801
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,535	—	1,535
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,356	71	1,427

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,157	$71	$2,228

	December 31, 2024
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	—	—	—
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)	503	—	503
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	503	—	503
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,647	—	1,647
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,326	77	1,403

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,829	$77	$1,906

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	—	—	—
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)	298	—	298
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	298	—	298
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(112)	—	(112)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	30	(6)	24

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$328	$(6)	$322

	2025	2024
(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	780%	834%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$10,232	$10,981

Impact of tax planning strategies is as follows:

	December 31, 2025
	(1)	(2)
	Ordinary	Capital
(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,157	$71
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,157	$71
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2024
	(3)	(4)
	Ordinary	Capital
(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,829	$77
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,829	$77
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital
(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$328	$(6)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$328	$(6)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Year ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2025	2024	Change
(in millions)
1. Current income tax
(a) Federal	(124)	(302)	178
(b) Foreign	—	—	—

(c) Subtotal	(124)	(302)	178
(d) Federal income tax expense (benefit) on net capital gains	(23)	142	(165)
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—

(g) Federal and foreign income taxes incurred	(147)	(160)	13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2025	2024	Change
(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	699	713	(14)
(4) Investments	127	110	17
(5) Deferred acquisition costs	684	649	35
(6) Policyholder dividends accrual	34	38	(4)
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	122	119	3
(9) Pension accrual	40	35	5
(10) Receivables - nonadmitted	58	52	6
(11) Net operating loss carryforward	227	11	216
(12) Tax credit carry-forward	262	198	64
(13) Other (including items <5% of total ordinary tax assets)	25	25	—

(99) Subtotal	$2,278	$1,950	$328
(b) Statutory valuation allowance adjustment	121	121	—
(c) Nonadmitted	—	—	—

(d) Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	$2,157	$1,829	$328
(e) Capital:
(1) Investments	$71	$77	$(6)
(2) Net capital loss carryforward	—	—	—
(3) Real estate	—	—	—
(4) Other (including items <5% of total capital tax assets)	—	—	—

(99) Subtotal	$71	$77	$(6)
(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	—	—	—

(h) Admitted capital deferred tax assets (2e99 - 2f - 2g)	$71	$77	$(6)
(i) Admitted deferred tax assets (2d +2h)	$2,228	$1,906	$322
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,556	$1,539	$17
(2) Fixed assets	12	12	—
(3) Deferred and uncollected premium	3	6	(3)
(4) Policyholder reserves	22	47	(25)
(5) Other (including items <5% of total ordinary tax liabilities)	48	2	46

(99) Subtotal	$1,641	$1,606	$35
(b) Capital:
(1) Investments	$312	$348	$(36)
(2) Real estate	—	—	—
(3) Other (including items <5% of total capital tax liabilities)	—	—	—

(99) Subtotal	$312	$348	$(36)
(c) Deferred tax liabilities (3a99 + 3b99)	$1,953	$1,954	$(1)

4. Net deferred tax assets/liabilities (2i - 3c)	$275	$(48)	$323

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following:

	December 31,
	2025	2024	Change
(in millions)
Total deferred tax assets	$2,228	$1,906	$322
Total deferred tax liabilities	1,953	1,954	(1)

Net deferred tax assets (liabilities)	$275	$(48)	$323

Tax effect of unrealized gains and losses			43
Tax effect of unrealized foreign exchange gains (losses)			(7)
Other			—

Change in net deferred income taxes			$287

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2025	2024	2023
(in millions)
Ordinary provisions computed at statutory rate	$(111)	$(31)	$2
Net realized capital gains (losses) before IMR at statutory rate	(82)	(10)	83
Change in nonadmitted assets	—	—	—
Reinsurance	30	(11)	(12)
Valuation allowance	—	—	—
Tax-exempt income	(26)	(19)	(19)
Nondeductible expenses	6	4	3
Foreign tax expense gross up	9	10	6
Amortization of IMR	(6)	8	(16)
Tax recorded in surplus	(7)	1	(1)
Dividend received deduction	(140)	(146)	(129)
Investment in subsidiaries	(12)	(12)	(12)
Prior year adjustment	(11)	—	(40)
Tax credits	(44)	(39)	(29)
Change in tax reserve	(39)	3	—
Pension	—	—	—
Tax rate change	—	—	—
Other	(1)	(7)	—

Total	$(434)	$(249)	$(164)

Federal and foreign income taxes incurred	$(124)	$(302)	$(319)
Capital gains tax	(23)	142	214
Change in net deferred income taxes	(287)	(89)	(59)

Total statutory income tax expense (benefit)	$(434)	$(249)	$(164)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

As of December 31, 2025, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount
Net Operating Losses	2022	N/A	23
	2023	N/A	—
	2024	N/A	3
	2025	N/A	201

			$227

General Business Credits	2007	2027	20
	2008	2028	53
	2009	2029	49
	2021	2041	2
	2022	2042	2
	2023	2043	1

			$127

Foreign Tax Credits	2020	2030	1
	2021	2031	—
	2022	2032	33
	2023	2033	4
	2024	2034	53
	2025	2035	44

			$135

The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $0 million and $0 million for the years 2025, 2024 and 2023 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Funding Company LLC
Manulife Investment Management Farmland Services Inc.	John Hancock Insurance Agency Inc.
Guide Financial, Inc.	Resource Life Insurance Company
Manulife Investment Management Agriculture Services Inc.	John Hancock Life & Health Insurance Company
Manulife Investment Management Forest Management Inc.	John Hancock Life Insurance Company of New York
Manulife Investment Management Timberland and Agriculture Inc.	John Hancock Realty Advisors Inc.
JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.
JH Hostetler LLC	John Hancock Reassurance Company Ltd.
JH Kearny Mesa 5 LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 7 LLC	Manulife Investment Management Timberland and Agriculture GP Inc.
JH Kearny Mesa 9 LLC	Manulife (Michigan) Reassurance Company
JH Networking Insurance Agency Inc.	Manulife Reinsurance (Bermuda) Limited
JH Ott LLC	Manulife Reinsurance Limited
JH Tulare 8 LLC	Manulife Service Corporation
John Hancock Assignment Company	MCC Asset Management Inc.
John Hancock Financial Corporation	PT Timber Inc.
John Hancock Financial Network Inc.	JH Signature Insurance Agency, Inc.
The Manufacturers Investment Corporation

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from / (payable to) affiliates are $87 million and $154 million at December 31, 2025 and 2024, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company joins in the filing of a consolidated US federal income tax return with its affiliates and also files income tax returns in various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014-2015 and 2016-2018 with one issue remaining in appeals. The Company accrued a $49 million interest benefit associated with these tax years. The audit of tax years 2019-2021 commenced in September of 2022 and is still open.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2025	2024
(in millions)
Balance at beginning of year	$71	$68
Additions based on tax positions related to the current year	—	—
Payments	—	—
Additions for tax positions of prior years	—	3
Reductions for tax positions of prior years	(3)	—

Balance at end of year	$68	$71

Included in the balances as of December 31, 2025 and 2024, are $68 million and $71 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2025 and 2024, are $0 million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million, and $0 million of interest expense / (benefit) for the years ended December 31, 2025, 2024 and 2023, respectively. The Company had approximately $4 million and $4 million accrued for interest as of December 31, 2025 and 2024, respectively. The Company did not recognize any material penalties for the years ended December 31, 2025, 2024 and 2023.

The Company filed a refund claim with the IRS for the Alternative Minimum Tax (“AMT”) credit carryforward balance that remained as of December 31, 2017. The Company is awaiting the refund and has recorded a current tax recoverable for the full amount of the refundable credit of $293 million.

The Inflation Reduction Act (“Act”) was enacted on August 16, 2022, and included a new corporate alternative minimum tax (“CAMT”) that goes into effect for tax years beginning after 2022. The Company is a member of a controlled group of corporations whose adjusted financial statement income qualifies it as an “applicable corporation” and therefore subject to CAMT. For the year-ended December 31, 2025, the Company’s best estimate of its CAMT liability is zero which is calculated based on all relevant guidance to date. In addition, the company has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance on its regular non-CAMT DTA’s.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $14 million per year.

On June 20, 2024, Canada enacted the Global Minimum Tax Act, retrospective to fiscal periods commencing on or after December 31, 2023. The Company’s ultimate parent, Manulife Financial Corporation (“MFC”), is in scope of this legislation because it is located in Canada and will be required to pay additional Global Minimum Taxes (“GMT”) in Canada in respect of its global entities whose effective tax rate is below 15%. MFC’s entities will also be subject to GMT in those jurisdictions where a Qualifying Domestic Minimum Top-up Tax (“QDMTT”) is in effect. The Company did not incur any expense associated with the GMT in 2025.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2025, 2024 and 2023, the Company paid ordinary dividends of $500 million, $425 million and $500 million and extraordinary dividends of $0 million, $0 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2025 and 2024, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $136 million outstanding as of December 31, 2025. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes were represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate was fixed at 7.375%, and interest was payable semi-annually. The notes matured on February 15, 2024. For the year ended December 31, 2024 and 2023, interest expense was $17 million and $33 million, respectively. Total interest paid through December 31, 2024 was $996 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. The note which was to have matured on December 14, 2021 was extended to December 14, 2026. On June 15, 2023, the note was amended and restated to address the retirement of The London Interbank Offered Rate (“LIBOR”). Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month Term Secured Overnight Financing Rate (“SOFR”) plus 56 basis points and is payable semi-annually. Interest expense was $7 million, $8 million, and $4 million for the years ended December 31, 2025, 2024 and 2023, respectively. Total interest paid through December 31, 2025 was $56 million.

Under Michigan State liquidation statutes, the claims of JHFC come before those of the Company’s shareholders.

During 2025, the company received a capital injection from its parent company, MIC, of $338 million in exchange for one common share from JHUSA issued at a par value of $1.00 per share.

As of December 31, 2025 and 2024, the Company reported $921 million and $743 million of admitted disallowed negative IMR in special surplus funds.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $312 million, $296 million, and $308 million, respectively, for the years ended December 31, 2025, 2024 and 2023.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $775 million, $668 million, and $671 million for the years ended December 31, 2025, 2024 and 2023, respectively. The amounts are included in miscellaneous revenue or general insurance expenses as a contra expense in the Company’s Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2025, 2024 and 2023, respectively, the Company received dividends of $19 million, $23 million, and $23 million from John Hancock Variable Trust Advisors LLC (“JHVTA”) (formerly John Hancock Investment Management Services LLC), $56 million, $58 million, and $56 million from JHD, $100 million, $100 million, and $100 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $301 million, $313 million, and $207 million from JHS LLC, $0 million, $3 million, and $0 million from Clarendon Real Estate LLC. These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2025 and 2024, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2025, 2024 and 2023, respectively.

During 2025, the Company made capital contributions of $562 million to JHS LLC in order to provide JHS LLC with required funding to purchase Comvest Group Holdings, LP. The transaction closed on November 3, 2025.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $651 million and $638 million at December 31, 2025 and 2024, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Third Restated and Amended Liquidity Pool and Loan Facility Agreement effective July 1, 2023. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar SOFR less 5 basis points and interest payable on Canadian dollar funds is based off the Canadian Overnight Repo Rate Average (“CORRA”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2025	2024
(In millions)
The Manufacturers Investment Corporation	$13	$26
John Hancock Financial Corporation	29	90
Manulife Reinsurance Limited	35	13
Manulife Reinsurance (Bermuda) Limited	35	162
Manulife (Michigan) Reassurance Company	10	—
John Hancock Life & Health Insurance Company	416	301
John Hancock Reassurance Company, Ltd.	199	270
John Hancock Life Insurance Company New York	658	472
John Hancock Variable Trust Advisers LLC (formerly John Hancock Investment Management Services LLC)	17	21
John Hancock Subsidiaries LLC	53	55
John Hancock Insurance Agency, Inc.	22	20
Essex Corporation	2	2
John Hancock Signature Services, Inc.	3	6
John Hancock Realty Advisors, Inc.	8	6
John Hancock Investment Management LLC (formerly John Hancock Advisers LLC)	142	131
Manulife Investment Management (US) LLC (formerly Manulife Asset Management (US) LLC)	47	30
Manulife Investment Management Private Markets (US) LLC (formerly Hancock Capital Investment Management LLC)	16	12
John Hancock Retirement Plan Services LLC	12	22
The Berkeley Financial Group, LLC	3	2
JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency, Inc.)	48	43
JH Networking Insurance Agency, Inc.	3	2
John Hancock Financial Network, Inc.	47	46
Manulife Investment Management Timberland and Agriculture, Inc.	36	31
Manulife Investment Management Forest Management, Inc.	10	9
John Hancock Personal Financial Services, LLC	10	9
Guide Financial, Inc.	4	4
John Hancock Funding Company LLC	11	58

Total	$1,889	$1,843

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

At December 31, 2025 and 2024, the Company held a common stock investment in MMRC of $551 million and $511 million, respectively. As of December 31, 2025 and 2024, MMRC’s total admitted assets included an $998 million and $991 million, credit-linked note, respectively. The audited statutory equity of MMRC reflects a departure from NAIC SAP as MMRC uses accounting modifications that allow MMRC to account for and treat the credit-linked note as an admitted asset. As of December 31, 2025 and 2024, without the modification the Company’s investment in MMRC would be ($447) million and ($480) million, respectively. If MMRC had not been permitted to include the credit linked note as an admitted asset in surplus, its risk-based capital (“RBC”) would be below the mandatory control level.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $557 million, purchase other invested assets of $1,560 million, purchase real estate of $131 million, and issue agricultural and commercial mortgages of $125 million at December 31, 2025. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 54% of these commitments expire in 2025.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

In September 2023, a lawsuit was initiated against the Company in the U.S. District Court of the Southern District of New York as a putative class action on behalf of all current and former owners of universal life insurance policies issued by the Company that state that “cost of insurance (“COI”) rates will be based on future expectations that include taxes.” The Plaintiff’s theory is that the Company impermissibly failed to decrease the COI rates charged to these policy owners after the implementation of the Tax Cuts and Jobs Act of 2018. It is too early in the litigation to offer any reliable opinion about the scope of the class policies that may be at issue or the likely outcome.

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$3,485	$29	$863	$4,377	3%
At book value less current surrender charge of 5% or more	—	—	—	—	0%
At fair value	—	—	141,776	141,776	88%

Total with adjustment or at fair value	3,485	29	142,639	146,153	91%
At book value without adjustment (minimal or no charge or adjustment)	2,303	—	—	2,303	1%
Not subject to discretionary withdrawal	12,388	103	272	12,763	8%

Total (gross)	18,176	132	142,911	161,219	100%

Reinsurance ceded	9,347	—	—	9,347
Total (net)	$8,829	$132	$142,911	$151,872

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$—	$—	$—	$—

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$2,666	$38	$863	$3,567	2%
At book value less current surrender charge of 5% or more	—	—	—	—	0%
At fair value	—	—	132,119	132,119	87%

Total with adjustment or at fair value	2,666	38	132,982	135,686	90%
At book value without adjustment (minimal or no charge or adjustment)	2,674	—	—	2,674	2%
Not subject to discretionary withdrawal	12,733	112	273	13,118	9%

Total (gross)	18,073	150	133,255	151,478	100%

Reinsurance ceded	8,058	—	—	8,058

Total (net)	$10,015	$150	$133,255	$143,420

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$—	$—	$—	$—

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14. Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2025
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	4,817	4,817	5,496
c. Universal Life with Secondary Guarantees	14,586	13,496	32,532
d. Indexed Universal Life	—	—	78
e. Indexed Universal Life with Secondary Guarantees	6,753	5,822	6,827
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	13,965	13,965	14,067
h. Variable Life	285	285	73
i. Variable Universal Life	3,011	3,000	3,058
j. Miscellaneous Reserves	—	—	4,274
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	2,672
b. Accidental Death Benefits	—	—	5
c. Disability - Active Lives	—	—	18
d. Disability - Disabled Lives	—	—	100
e. Miscellaneous Reserves	—	—	192

(3) Total (gross: direct + assumed)	$43,417	$41,385	$69,392
(4) Reinsurance Ceded	11,575	10,909	20,505

(5) Total (net) (3) - (4)	$31,842	$30,476	$48,887

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$—	$—	$—
i. Variable Universal Life	—	—	—
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$—	$—	$—
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$—	$—	$—

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$2,042	$2,042	$2,041
i. Variable Universal Life	18,674	18,163	18,179
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$20,716	$20,205	$20,220
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$20,716	$20,205	$20,220

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2024
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	4,860	4,860	5,055
c. Universal Life with Secondary Guarantees	14,897	13,649	32,089
d. Indexed Universal Life	—	—	35
e. Indexed Universal Life with Secondary Guarantees	5,605	4,832	5,639
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	14,586	14,585	14,692
h. Variable Life	292	292	75
i. Variable Universal Life	3,034	3,024	3,036
j. Miscellaneous Reserves	—	—	4,336
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	2,767
b. Accidental Death Benefits	—	—	6
c. Disability - Active Lives	—	—	20
d. Disability - Disabled Lives	—	—	108
e. Miscellaneous Reserves	—	—	191

(3) Total (gross: direct + assumed)	$43,274	$41,242	$68,049
(4) Reinsurance Ceded	11,969	11,412	20,573

(5) Total (net) (3) - (4)	$31,305	$29,830	$47,476

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$—	$—	$—
i. Variable Universal Life	—	—	—
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	—	—	—
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	—	—	—

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$2,044	$2,044	$2,042
i. Variable Universal Life	16,779	16,391	16,413
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$18,823	$18,435	$18,455
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$18,823	$18,435	$18,455

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Death-related premium provisions

Certain life insurance contracts issued by the Company provide that deferred fractional premiums are not deducted from the amount otherwise payable and that premium paid beyond the date of death is returned, as applicable under the contract terms.

At December 31, 2025 and 2024, reserves for deferred fractional premiums and return of premium were $179 million and $189 million, respectively.

Contract for which gross premiums are less than net premiums

The Company has certain life insurance contracts in force for which gross premiums are less than net premiums under the applicable statutory valuation basis.

At December 31, 2025 and 2024, the amount of insurance in force subject to this condition was $20,299 million and $19,626 million, respectively, and the related reserves were $697 million and $692 million, respectively.

Deferred and uncollected premiums

At December 31, 2025 and 2024, deferred and uncollected life insurance premiums and annuity considerations were $17 million and $29 million, respectively, with no gross amount reported.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses

Reinsurance has been utilized to mitigate risk related to some of the GMDB, GMIB and GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the excess of the current guaranteed withdrawal amount over the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets
		December 31,
(in millions)	2025	2024	2025	2024
Group Annuity Contracts (401K)	$121,305	$110,831	$—	$—
Variable and Fixed Annuities	19,814	20,448	16	16
Life Insurance	20,795	18,891	—	—
Fixed Products - Institutional and stable value fund	1,178	1,192	—	—
Fixed Products - Retail	18	19	40	47
Investments - Funds	782	936	—	—

Total	$163,892	$152,317	$56	$63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees
(in millions)
2025	$132	$65
2024	$143	$130
2023	$151	$89
2022	$157	$76
2021	$164	$51

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2025	2024
(in millions, except for ages)
Account value	$19,538	$20,483
Amount of reserve held	194	226
Net amount at risk - gross	4,620	6,274
Weighted average attained age	76	75

The following assumptions and methodology were used to determine the amounts above at December 31, 2025 and 2024:

•	VM-21 is used in both years to determine the aggregate reserve for the variable annuity products.

•

VM-21 prescribes an Economic Scenario Generator (“ESG”) for stochastic fund returns and stochastic interest rate scenarios to be used for valuation but allows for proprietary generators to be used. Starting with year 2026 the company will no longer use a proprietary scenario generator. The company will comply with the requirements of VM-21 by using the prescribed economic scenarios and following prescribed procedures for deriving corporate yields.

•

In 2025 and 2024, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2025 and 2024, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the applicable swap curve at December 31 is used for discounting in both years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2025	2024
(in millions)
Type of Fund
Equity	$25,478	$24,335
Balanced	5,948	6,127
Bonds	4,259	4,224
Money Market	514	492

Total	$36,199	$35,178

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2025			2024
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Premiums, deposits and other considerations	$—	$16,265	$16,265	$—	$16,095	$16,095

Reserves for accounts with assets at:
Fair value	132	163,131	163,263	150	151,710	151,860
Amortized cost	—	—	—	—	—	—

Total	$132	$163,131	$163,263	$150	$151,710	$151,860

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2025			2024
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$29	$863	$892	$38	$863	$901
At book value without fair value adjustments and with current surrender charge of 5% or more	—	1,405	1,405	—	1,114	1,114
At fair value	—	159,968	159,968	—	148,794	148,794
At book value without fair value adjustments and with current surrender charge of less than 5%	—	623	623	—	666	666

Subtotal	29	162,859	162,888	38	151,437	151,475
Not subject to discretionary withdrawal	103	272	375	112	273	385

Total	$132	$163,131	$163,263	$150	$151,710	$151,860

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2025	2024	2023
(in millions)
Transfers to separate accounts	$18,760	$17,290	$16,409
Transfers from separate accounts	28,222	25,354	21,555

Net transfers to (from) separate accounts	$(9,462)	$(8,064)	$(5,146)

16. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $22 million, $23 million, and $24 million in 2025, 2024 and 2023, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was $14 million, $19 million and $53 million in 2025, 2024 and 2023, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $201 million and $201 million at December 31, 2025 and 2024, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2025, 2024 and 2023, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2025 and 2024 was $230 million and $210 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2025 and 2024 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2025, 2024 and 2023, respectively.

17. Lines of Credit, Consumer Notes and Affiliated Debt

Effective June 30, 2023, the Company amended certain intercompany loan agreements to address the industry transition from The London Interbank Offered Rate (“LIBOR”) to Secured Overnight Financing Rate (“SOFR”), as publication of LIBOR ceased after June 30, 2023. Effective July 1, 2023, the SOFR-based interest rate has been implemented for intercompany loans where the Company is either a lender or borrower.

Lines of Credit: At December 31, 2025, the Company, JHF LLC, The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”) share in a loan facility established by Manulife Reinsurance (Bermuda) Limited (“MRBL”) totaling $1 billion, which will expire October 5, 2026. MRBL will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the loan facility agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2025, the Company had no outstanding borrowings under the agreement.

JHUSA and MIC were in a committed line of credit established by MFC totaling $1 billion, which was set to expire December 21, 2023. On June 30, 2023, the existing credit facility was terminated and MFC issued a new 5-year uncommitted credit facility to JHUSA and MIC totaling $1 billion, set to expire June 30, 2028. MFC will loan funds when requested for contingency purposes at a fluctuating interest based on the SOFR Rate Index as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2025, the Company had no outstanding borrowings under the agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

At December 31, 2025, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2027. The banks may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2025. At December 31, 2025, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2025, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which was extended to February 15, 2032. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2025, the Company had $120 million outstanding loan to JHS LLC under the agreement with a fair value of $120 million. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loan was $6 million and $7 million for the years ended December 31, 2025 and 2024.

Pursuant to a revolving promissory note dated November 2, 2020, the Company entered into a line of credit agreement with John Hancock GA Senior Loan Trust (Delaware) (“SL Trust”) totaling up to $50 million. The term of the line of credit will be one year and is expected to be renewed on an annual basis. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. On November 2, 2025, the line of credit agreement was renewed, and maturity date extended for a period of one year to November 2, 2026. Following the renewal, the interest on the loan is calculated at a fluctuating rate equal to SOFR Rate Index plus 25 basis points reset on the last business day of March, June, September and December and is payable quarterly. At December 31, 2025, the Company had no outstanding borrowings under the agreement. This investment is nonadmitted in the Company’s statutory financial statements.

At December 31, 2025, the Company had a 5-year senior loan facility with MLI and MFAL, set to expire June 30, 2028. Under the terms of the agreement, the Company may loan up to $750 million to MLI and/or MFAL. The interest on the loan is calculated at a fluctuating rate equal to SOFR Rate Index plus 29 basis points as determined in accordance with the loan agreement. At December 31, 2025, the Company has no outstanding borrowings under the agreement.

At December 31, 2025, the Company, JHF LLC, MFAL and Manufacturers Life Reinsurance Limited (“MLRL”) share in a 5-year loan facility established by John Hancock Reassurance Company Ltd. (“JHRECO”) totaling $200 million, set to expire June 30, 2028. JHRECO will commit, when requested, to loan funds for contingent purposes at prevailing interest rates equal to 3-month term SOFR as determined in accordance with the loan facility agreement. At December 31, 2025, the Company has no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2025 and 2024 was $92 million and $92 million, respectively. SignatureNotes interest rates range from 4.98% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2026-$0 million; 2027-$40 million; 2028-$51 million; 2029-$0 million; 2030-$0 million; and thereafter $1 million.

Interest expense on consumer notes, included in benefits to policyholders, was $5 million, $5 million, and $6 million in 2025, 2024 and 2023, respectively. Interest paid amounted to $5 million, $5 million, and $5 million in 2025, 2024 and 2023, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2025
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock - Class A	$—	$—	$—
(b) Membership stock - Class B	5	5	—
(c) Activity stock	18	18	—
(d) Excess stock	22	22	—
(e) Aggregate total	$45	$45	$—
(f) Actual or estimated borrowing capacity as determined by the insurer	$1,000

	December 31, 2024
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock - Class A	$—	$—	$—
(b) Membership stock - Class B	5	5	—
(c) Activity stock	18	18	—
(d) Excess stock	—	—	—
(e) Aggregate total	$23	$23	$—
(f) Actual or estimated borrowing capacity as determined by the insurer	$500

FHLBI membership stock of $5 million and $5 million was classified as not eligible for redemption for the years ended December 31, 2025 and 2024, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the collateral pledged to the FHLBI at the end of the year:

	December 31, 2025
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$815	$849	$500
(b) Separate account	—	—	—

(c) Total collateral pledged	$815	$849	$500

	December 31, 2024
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$1,541	$1,640	$500
(b) Separate account	—	—	—

(c) Total collateral pledged	$1,541	$1,640	$500

The following table indicates the maximum collateral pledged to the FHLBI during the year:

	December 31, 2025
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$2,080	$2,155	$1,000
(b) Separate account	—	—	—

(c) Total maximum collateral pledged	$2,080	$2,155	$1,000

	December 31, 2024
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$1,645	$1,748	$500
(b) Separate account	—	—	—

(c) Total maximum collateral pledged	$1,645	$1,748	$500

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table represents the aggregate amount of borrowing from FHLBI at the end of the year:

	December 31, 2025
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$500	$500	$—	$—
(b) Funding agreements	—	—	—	—
(c) Other	—	—	—	—
(d) Aggregate total	$500	$500	$—	$—

	December 31, 2024
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$500	$500	$—	$—
(b) Funding agreements	—	—	—	—
(c) Other	—	—	—	—
(d) Aggregate total	$500	$500	$—	$—

The maximum amount of aggregate borrowings from FHLBI during 2025 was $1,000 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

18. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	December 31,
	2025	2024
(in millions)
Assets:
Bonds	$1,173	$1,312
Stocks:
Common stocks	—	—
Mortgage loans on real estate	445	445
Real estate	366	512
Cash, cash equivalents and short-term investments	7	6
Policy loans	1,555	1,591
Other invested assets	500	397

Total cash and invested assets	4,046	4,263
Investment income due and accrued	96	109
Premiums due	2	2
Net deferred tax asset	71	56
Other reinsurance receivable	21	19
Other closed block assets	1	—

Total closed block assets	4,237	4,449

Obligations:
Policy reserves	$3,741	$3,809
Policyholders’ and beneficiaries’ funds	46	48
Dividends payable to policyholders	149	164
Policy benefits in process of payment	93	106
Other policy obligations	—	1
Current federal income taxes payable	215	228
Other closed block obligations	255	267

Total closed block obligations	4,499	4,623

19. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2025 financial statements through April 8, 2026, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

A U D I T E D F I N A N C I A L S T A T E M E N T S

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

December 31, 2025

1 of 29

JOHN HANCOCK LIFE INSURANCE Co

(U.S.A.) SEPARATE ACCOUNT T

Audited Financial Statements

December  31, 2025

2 of 29

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T (the “Separate Account”) as of December 31, 2025, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

April 15, 2026

3 of 29

Appendix

Subaccounts comprising

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

500 Index Fund Series NAV	Mid Cap Growth Trust Series NAV

Active Bond Trust Series NAV	Mid Cap Index Trust Series NAV

Blue Chip Growth Trust Series NAV	Mid Value Trust Series NAV

Core Bond Trust Series NAV	Money Market Trust Series NAV

Disciplined Value International Trust Series NAV	Opportunistic Fixed Income Trust Series NAV

Equity Income Trust Series NAV	Real Estate Securities Trust Series NAV

Financial Industries Trust Series NAV	Short Term Government Income Trust Series NAV

Fundamental All Cap Core Trust Series NAV	Small Cap Core Trust Series NAV

Health Sciences Trust Series NAV	Small Cap Index Trust Series NAV

High Yield Trust Series NAV	Small Cap Stock Trust Series NAV

International Equity Index Series NAV	Total Bond Market Series Trust NAV

Lifestyle Balanced Portfolio Series NAV	Total Stock Market Index Trust Series NAV

Lifestyle Growth Portfolio Series NAV	U.S. Growth Trust - Series NAV

Managed Volatility Balanced Portfolio Series NAV	Ultra Short Term Bond Trust Series NAV

4 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$		$
	500 Index Fund Series NAV		Active Bond Trust Series NAV		Blue Chip Growth Trust Series NAV		Core Bond Trust Series NAV		Disciplined Value International Trust Series NAV		Equity Income Trust Series NAV

Total Assets

Investments at fair value		$18,570,853		$2,354,548		$10,210,693		$1,484,811		$1,481,260		$6,841,868

Units outstanding		160,869		110,954		138,388		90,513		61,186		132,458

Unit value		$115.44		$21.22		$73.78		$16.40		$24.21		$51.65

Shares		266,669		281,644		294,766		131,632		83,264		525,489

Cost		$9,615,678		$2,603,513		$8,791,056		$1,663,574		$1,093,830		$7,024,620

See accompanying notes.

5 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$		$
	Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series NAV		Health Sciences Trust Series NAV		High Yield Trust Series NAV		International Equity Index Series NAV		Lifestyle Balanced Portfolio Series NAV

Total Assets

Investments at fair value		$2,966,580		$7,874,989		$905,773		$1,018,056		$2,649,457		$291,548

Units outstanding		56,622		181,504		8,794		39,863		89,038		13,479

Unit value		$52.39		$43.39		$103.00		$25.54		$29.76		$21.63

Shares		199,501		255,433		37,819		217,999		107,921		21,281

Cost		$2,369,284		$6,905,227		$973,574		$1,070,768		$1,892,311		$293,145

See accompanying notes.

6 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$		$
	Lifestyle Growth Portfolio Series NAV		Managed Volatility Balanced Portfolio Series NAV		Mid Cap Growth Trust Series NAV		Mid Cap Index Trust Series NAV		Mid Value Trust Series NAV		Money Market Trust Series NAV

Total Assets

Investments at fair value		$170,637		$1,100,903		$3,114,896		$431,405		$1,660,229		$4,279,259

Units outstanding		7,789		49,565		20,786		8,101		18,140		388,304

Unit value		$21.91		$22.21		$149.86		$53.25		$91.52		$11.02

Shares		11,768		100,447		258,498		20,671		180,068		4,279,259

Cost		$177,975		$1,131,359		$2,920,063		$415,265		$1,689,203		$4,279,259

See accompanying notes.

7 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$		$
	Opportunistic Fixed Income Trust Series NAV		Real Estate Securities Trust Series NAV		Short Term Government Income Trust Series NAV		Small Cap Core Trust Series NAV (a)		Small Cap Index Trust Series NAV		Small Cap Stock Trust Series NAV

Total Assets

Investments at fair value		$489,322		$547,894		$1,335,189		$1,772,148		$1,040,379		$3,340,132

Units outstanding		21,449		8,268		85,484		19,941		23,468		79,704

Unit value		$22.81		$66.27		$15.62		$88.87		$44.33		$41.91

Shares		44,851		27,354		113,730		145,139		70,201		438,914

Cost		$535,671		$493,559		$1,362,543		$1,929,451		$995,623		$3,391,237

		(a) Renamed on April 28, 2025. Previously known as Small Cap Value Trust Series NAV.

See accompanying notes.

8 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$	$
	Total Bond Market Series Trust NAV		Total Stock Market Index Trust Series NAV		U.S. Growth Trust - Series NAV (b)		Ultra Short Term Bond Trust Series NAV

Total Assets

Investments at fair value		$983,493		$7,266,015		$3,684,980		$946,332

Units outstanding		52,422		102,423		115,927		70,544

Unit value		$18.76		$70.94		$31.79		$13.41

Shares		108,314		222,952		542,707		82,939

Cost		$1,082,936		$5,207,283		$2,885,505		$947,496

		(b) Renamed on May 1, 2025. Previously known as Capital Appreciation Trust Series NAV.

See accompanying notes.

9 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$

	500 Index Fund Series NAV		Active Bond Trust Series NAV		Blue Chip Growth Trust Series NAV

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$196,113	$190,767	$108,725	$102,569	$1	$-

Expenses:

Mortality and expense risk and administrative charges	(227,814)	(227,101)	(31,682)	(35,981)	(117,909)	(109,890)

Net investment income (loss)	(31,701)	(36,334)	77,043	66,588	(117,908)	(109,890)

Realized gains (losses) on investments:

Capital gain distributions received	290,218	213,271	-	-	1,416,207	771,001

Net realized gain (loss)	1,999,641	2,101,632	(83,678)	(106,979)	63,309	24,514

Realized gains (losses)	2,289,859	2,314,903	(83,678)	(106,979)	1,479,516	795,515

Unrealized appreciation (depreciation) during the period	524,572	1,476,915	161,107	66,999	208,897	1,912,480

Net increase (decrease) in net assets from operations	2,782,730	3,755,484	154,472	26,608	1,570,505	2,598,105

Changes from principal transactions:

Purchase payments	4,740	3,900	3,700	1,200	-	-

Transfers between sub-accounts and the company	194,098	(71,872)	40,589	6,848	(291,358)	(80,522)

Withdrawals	(2,600,533)	(2,637,182)	(464,257)	(533,990)	(788,481)	(647,868)

Annual contract fee	(30,540)	(31,177)	(4,452)	(5,128)	(12,658)	(12,600)

Net increase (decrease) in net assets from principal transactions	(2,432,235)	(2,736,331)	(424,420)	(531,070)	(1,092,497)	(740,990)

Total increase (decrease) in net assets	350,495	1,019,153	(269,948)	(504,462)	478,008	1,857,115

Net assets at beginning of period	18,220,358	17,201,205	2,624,496	3,128,958	9,732,685	7,875,570

Net assets at end of period	$18,570,853	$18,220,358	$2,354,548	$2,624,496	$10,210,693	$9,732,685

	2025	2024	2025	2024	2025	2024

Units, beginning of period	183,197	213,925	131,351	157,983	157,208	172,527

Units issued	2,735	1,190	5,569	1,948	8,125	54

Units redeemed	(25,063)	(31,918)	(25,966)	(28,580)	(26,945)	(15,373)

Units, end of period	160,869	183,197	110,954	131,351	138,388	157,208

See accompanying notes.

10 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$

	Core Bond Trust Series NAV		Disciplined Value International Trust Series NAV		Equity Income Trust Series NAV

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$62,313	$54,154	$25,118	$4,870	$177,257	$135,223

Expenses:

Mortality and expense risk and administrative charges	(18,515)	(18,451)	(17,496)	(17,639)	(93,726)	(105,167)

Net investment income (loss)	43,798	35,703	7,622	(12,769)	83,531	30,056

Realized gains (losses) on investments:

Capital gain distributions received	-	-	107,296	125,904	1,152,315	357,848

Net realized gain (loss)	(29,267)	(22,111)	49,473	19,165	(110,069)	(135,354)

Realized gains (losses)	(29,267)	(22,111)	156,769	145,069	1,042,246	222,494

Unrealized appreciation (depreciation) during the period	67,703	(8,796)	290,309	(145,189)	(212,683)	605,338

Net increase (decrease) in net assets from operations	82,234	4,796	454,700	(12,889)	913,094	857,888

Changes from principal transactions:

Purchase payments	-	-	-	-	2,520	2,520

Transfers between sub-accounts and the company	72,355	55,146	(97,355)	24,370	(478,530)	(39,601)

Withdrawals	(122,923)	(108,449)	(132,165)	(131,173)	(1,330,222)	(1,428,938)

Annual contract fee	(2,541)	(2,770)	(18,244)	(2,377)	(11,794)	(13,566)

Net increase (decrease) in net assets from principal transactions	(53,109)	(56,073)	(247,764)	(109,180)	(1,818,026)	(1,479,585)

Total increase (decrease) in net assets	29,125	(51,277)	206,936	(122,069)	(904,932)	(621,697)

Net assets at beginning of period	1,455,686	1,506,963	1,274,324	1,396,393	7,746,800	8,368,497

Net assets at end of period	$1,484,811	$1,455,686	$1,481,260	$1,274,324	$6,841,868	$7,746,800

	2025	2024	2025	2024	2025	2024

Units, beginning of period	93,804	97,382	73,311	79,062	169,093	201,385

Units issued	6,766	3,532	1,189	1,866	3,836	233

Units redeemed	(10,057)	(7,110)	(13,314)	(7,617)	(40,471)	(32,525)

Units, end of period	90,513	93,804	61,186	73,311	132,458	169,093

See accompanying notes.

11 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$

	Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series NAV		Health Sciences Trust Series NAV

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$34,544	$28,728	$33,115	$11,917	$(1)	$-

Expenses:

Mortality and expense risk and administrative charges	(35,094)	(32,460)	(100,901)	(112,459)	(10,420)	(14,778)

Net investment income (loss)	(550)	(3,732)	(67,786)	(100,542)	(10,421)	(14,778)

Realized gains (losses) on investments:

Capital gain distributions received	133,655	-	844,643	774,913	108,417	60,823

Net realized gain (loss)	24,136	59,425	421,962	807,728	(15,363)	15,651

Realized gains (losses)	157,791	59,425	1,266,605	1,582,641	93,054	76,474

Unrealized appreciation (depreciation) during the period	132,980	613,275	(946,642)	365,610	55,735	(19,779)

Net increase (decrease) in net assets from operations	290,221	668,968	252,177	1,847,709	138,368	41,917

Changes from principal transactions:

Purchase payments	-	-	2,500	-	-	-

Transfers between sub-accounts and the company	3,144	37,188	(479,509)	(134,919)	(3,465)	(45,019)

Withdrawals	(82,604)	(266,773)	(483,603)	(1,751,092)	(107,423)	(517,248)

Annual contract fee	(2,394)	(2,303)	(224,253)	(9,768)	(1,884)	(2,550)

Net increase (decrease) in net assets from principal transactions	(81,854)	(231,888)	(1,184,865)	(1,895,779)	(112,772)	(564,817)

Total increase (decrease) in net assets	208,367	437,080	(932,688)	(48,070)	25,596	(522,900)

Net assets at beginning of period	2,758,213	2,321,133	8,807,677	8,855,747	880,177	1,403,077

Net assets at end of period	$2,966,580	$2,758,213	$7,874,989	$8,807,677	$905,773	$880,177

	2025	2024	2025	2024	2025	2024

Units, beginning of period	58,284	63,137	210,122	259,127	10,086	16,167

Units issued	76	1,089	5,238	107	-	252

Units redeemed	(1,738)	(5,942)	(33,856)	(49,112)	(1,292)	(6,333)

Units, end of period	56,622	58,284	181,504	210,122	8,794	10,086

See accompanying notes.

12 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$

	High Yield Trust Series NAV		International Equity Index Series NAV		Lifestyle Balanced Portfolio Series NAV

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$78,725	$79,528	$56,657	$38,131	$9,449	$12,084

Expenses:

Mortality and expense risk and administrative charges	(13,402)	(14,017)	(30,579)	(29,812)	(5,965)	(6,386)

Net investment income (loss)	65,323	65,511	26,078	8,319	3,484	5,698

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	26,521	12,402

Net realized gain (loss)	(14,009)	(6,658)	126,195	57,397	(41,268)	(23,025)

Realized gains (losses)	(14,009)	(6,658)	126,195	57,397	(14,747)	(10,623)

Unrealized appreciation (depreciation) during the period	12,095	25,846	501,146	27,080	69,918	41,875

Net increase (decrease) in net assets from operations	63,409	84,699	653,419	92,796	58,655	36,950

Changes from principal transactions:

Purchase payments	600	600	5,380	2,880	-	-

Transfers between sub-accounts and the company	(67,013)	15,301	118,244	36,081	42,926	-

Withdrawals	(88,510)	(105,464)	(352,359)	(259,705)	(295,716)	(93,356)

Annual contract fee	(1,835)	(2,047)	(4,139)	(4,463)	(1,323)	(1,325)

Net increase (decrease) in net assets from principal transactions	(156,758)	(91,610)	(232,874)	(225,207)	(254,113)	(94,681)

Total increase (decrease) in net assets	(93,349)	(6,911)	420,545	(132,411)	(195,458)	(57,731)

Net assets at beginning of period	1,111,405	1,118,316	2,228,912	2,361,323	487,006	544,737

Net assets at end of period	$1,018,056	$1,111,405	$2,649,457	$2,228,912	$291,548	$487,006

	2025	2024	2025	2024	2025	2024

Units, beginning of period	46,175	50,099	98,056	107,607	25,361	30,443

Units issued	1,942	684	8,925	1,956	2,165	-

Units redeemed	(8,254)	(4,608)	(17,943)	(11,507)	(14,047)	(5,082)

Units, end of period	39,863	46,175	89,038	98,056	13,479	25,361

See accompanying notes.

13 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$

	Lifestyle Growth Portfolio Series NAV		Managed Volatility Balanced Portfolio Series NAV		Mid Cap Growth Trust Series NAV

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$4,400	$1,316	$31,789	$29,107	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(1,386)	(737)	(13,746)	(14,589)	(40,578)	(45,149)

Net investment income (loss)	3,014	579	18,043	14,518	(40,578)	(45,149)

Realized gains (losses) on investments:

Capital gain distributions received	12,393	2,251	40,216	4,562	-	-

Net realized gain (loss)	(14)	(140)	(18,619)	(27,521)	(313,039)	(806,312)

Realized gains (losses)	12,379	2,111	21,597	(22,959)	(313,039)	(806,312)

Unrealized appreciation (depreciation) during the period	780	2,826	50,373	99,637	511,640	1,560,278

Net increase (decrease) in net assets from operations	16,173	5,516	90,013	91,196	158,023	708,817

Changes from principal transactions:

Purchase payments	-	-	-	-	-	-

Transfers between sub-accounts and the company	97,903	-	1,861	7,483	(179,598)	(45,645)

Withdrawals	(3,904)	1	(128,827)	(116,785)	(308,647)	(844,133)

Annual contract fee	(182)	(116)	(2,524)	(2,697)	(4,661)	(4,927)

Net increase (decrease) in net assets from principal transactions	93,817	(115)	(129,490)	(111,999)	(492,906)	(894,705)

Total increase (decrease) in net assets	109,990	5,401	(39,477)	(20,803)	(334,883)	(185,888)

Net assets at beginning of period	60,647	55,246	1,140,380	1,161,183	3,449,779	3,635,667

Net assets at end of period	$170,637	$60,647	$1,100,903	$1,140,380	$3,114,896	$3,449,779

	2025	2024	2025	2024	2025	2024

Units, beginning of period	3,195	3,201	55,715	61,281	24,072	31,189

Units issued	4,791	-	86	384	257	82

Units redeemed	(197)	(6)	(6,236)	(5,950)	(3,543)	(7,199)

Units, end of period	7,789	3,195	49,565	55,715	20,786	24,072

See accompanying notes.

14 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$

	Mid Cap Index Trust Series NAV		Mid Value Trust Series NAV		Money Market Trust Series NAV

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$5,221	$4,522	$19,741	$8,023	$177,547	$234,144

Expenses:

Mortality and expense risk and administrative charges	(5,213)	(5,133)	(22,585)	(27,535)	(55,432)	(59,373)

Net investment income (loss)	8	(611)	(2,844)	(19,512)	122,115	174,771

Realized gains (losses) on investments:

Capital gain distributions received	30,541	14,201	293,495	105,949	-	-

Net realized gain (loss)	2,828	(3,881)	36,036	6,789	-	-

Realized gains (losses)	33,369	10,320	329,531	112,738	-	-

Unrealized appreciation (depreciation) during the period	(8,767)	35,414	(252,510)	219,043	-	-

Net increase (decrease) in net assets from operations	24,610	45,123	74,177	312,269	122,115	174,771

Changes from principal transactions:

Purchase payments	-	-	720	720	-	-

Transfers between sub-accounts and the company	17,678	34,522	(219,429)	(5,754)	784,761	349,401

Withdrawals	(26,303)	(36,736)	(239,137)	(442,502)	(961,171)	(775,921)

Annual contract fee	(1,263)	(1,379)	(3,194)	(3,933)	(15,349)	(15,434)

Net increase (decrease) in net assets from principal transactions	(9,888)	(3,593)	(461,040)	(451,469)	(191,759)	(441,954)

Total increase (decrease) in net assets	14,722	41,530	(386,863)	(139,200)	(69,644)	(267,183)

Net assets at beginning of period	416,683	375,153	2,047,092	2,186,292	4,348,903	4,616,086

Net assets at end of period	$431,405	$416,683	$1,660,229	$2,047,092	$4,279,259	$4,348,903

	2025	2024	2025	2024	2025	2024

Units, beginning of period	8,270	8,344	23,365	28,662	405,639	446,772

Units issued	407	811	570	103	101,792	114,543

Units redeemed	(576)	(885)	(5,795)	(5,400)	(119,127)	(155,676)

Units, end of period	8,101	8,270	18,140	23,365	388,304	405,639

See accompanying notes.

15 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$

	Opportunistic Fixed Income Trust Series NAV		Real Estate Securities Trust Series NAV		Short Term Government Income Trust Series NAV

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$29,851	$20,015	$11,470	$20,849	$24,852	$13,154

Expenses:

Mortality and expense risk and administrative charges	(6,979)	(8,159)	(9,394)	(13,534)	(17,752)	(20,621)

Net investment income (loss)	22,872	11,856	2,076	7,315	7,100	(7,467)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	(21,955)	(21,057)	25,960	76,949	(14,862)	(49,613)

Realized gains (losses)	(21,955)	(21,057)	25,960	76,949	(14,862)	(49,613)

Unrealized appreciation (depreciation) during the period	44,809	949	(37,791)	22,728	60,848	83,212

Net increase (decrease) in net assets from operations	45,726	(8,252)	(9,755)	106,992	53,086	26,132

Changes from principal transactions:

Purchase payments	-	-	-	-	-	-

Transfers between sub-accounts and the company	(3,697)	19,022	(217,643)	947	26,346	63,707

Withdrawals	(145,152)	(120,545)	(178,490)	(303,819)	(200,987)	(418,053)

Annual contract fee	(1,278)	(1,422)	(1,459)	(2,006)	(3,113)	(3,416)

Net increase (decrease) in net assets from principal transactions	(150,127)	(102,945)	(397,592)	(304,878)	(177,754)	(357,762)

Total increase (decrease) in net assets	(104,401)	(111,197)	(407,347)	(197,886)	(124,668)	(331,630)

Net assets at beginning of period	593,723	704,920	955,241	1,153,127	1,459,857	1,791,487

Net assets at end of period	$489,322	$593,723	$547,894	$955,241	$1,335,189	$1,459,857

	2025	2024	2025	2024	2025	2024

Units, beginning of period	28,175	32,949	14,292	18,888	96,965	120,733

Units issued	1,020	894	286	215	4,339	3,995

Units redeemed	(7,746)	(5,668)	(6,310)	(4,811)	(15,820)	(27,763)

Units, end of period	21,449	28,175	8,268	14,292	85,484	96,965

See accompanying notes.

16 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$

	Small Cap Core Trust Series NAV		Small Cap Index Trust Series NAV		Small Cap Stock Trust Series NAV

	2025(a)	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$21,536	$16,497	$13,026	$5,170	$3,518	$-

Expenses:

Mortality and expense risk and administrative charges	(23,562)	(29,395)	(12,585)	(12,801)	(39,794)	(42,999)

Net investment income (loss)	(2,026)	(12,898)	441	(7,631)	(36,276)	(42,999)

Realized gains (losses) on investments:

Capital gain distributions received	175,230	120,548	59,655	23,369	-	-

Net realized gain (loss)	(191,053)	(143,643)	(1,825)	1,277	(109,321)	(222,425)

Realized gains (losses)	(15,823)	(23,095)	57,830	24,646	(109,321)	(222,425)

Unrealized appreciation (depreciation) during the period	(22,151)	152,630	48,895	76,403	485,265	600,991

Net increase (decrease) in net assets from operations	(40,000)	116,637	107,166	93,418	339,668	335,567

Changes from principal transactions:

Purchase payments	1,560	1,560	-	-	-	-

Transfers between sub-accounts and the company	(124,971)	21,219	15,165	32,155	7,817	(12,668)

Withdrawals	(215,904)	(403,043)	(109,916)	(86,986)	(343,088)	(400,367)

Annual contract fee	(3,330)	(4,148)	(1,620)	(1,780)	(4,692)	(5,117)

Net increase (decrease) in net assets from principal transactions	(342,645)	(384,412)	(96,371)	(56,611)	(339,963)	(418,152)

Total increase (decrease) in net assets	(382,645)	(267,775)	10,795	36,807	(295)	(82,585)

Net assets at beginning of period	2,154,793	2,422,568	1,029,584	992,777	3,340,427	3,423,012

Net assets at end of period	$1,772,148	$2,154,793	$1,040,379	$1,029,584	$3,340,132	$3,340,427

	2025	2024	2025	2024	2025	2024

Units, beginning of period	23,973	28,219	25,785	27,223	88,764	100,240

Units issued	1,574	314	945	923	2,216	273

Units redeemed	(5,606)	(4,560)	(3,262)	(2,361)	(11,276)	(11,749)

Units, end of period	19,941	23,973	23,468	25,785	79,704	88,764

	(a) Renamed on April 28, 2025. Previously known as Small Cap Value Trust Series NAV.

See accompanying notes.

17 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$

	Total Bond Market Series Trust NAV		Total Stock Market Index Trust Series NAV		U.S. Growth Trust - Series NAV

	2025	2024	2025	2024	2025 (b)	2024

Income:

Dividend distributions received	$37,178	$32,075	$62,965	$39,245	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(12,835)	(13,956)	(92,860)	(96,329)	(43,181)	(42,127)

Net investment income (loss)	24,343	18,119	(29,895)	(57,084)	(43,181)	(42,127)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	136,522	297,248	359,723	172,440

Net realized gain (loss)	(19,934)	(27,932)	744,102	778,124	140,362	73,736

Realized gains (losses)	(19,934)	(27,932)	880,624	1,075,372	500,085	246,176

Unrealized appreciation (depreciation) during the period	52,155	8,714	206,166	513,010	147,919	637,128

Net increase (decrease) in net assets from operations	56,564	(1,099)	1,056,895	1,531,298	604,823	841,177

Changes from principal transactions:

Purchase payments	-	-	4,180	2,520	1,300	1,300

Transfers between sub-accounts and the company	17,243	(8,767)	(488,272)	51,501	94,252	(49,382)

Withdrawals	(122,704)	(139,397)	(1,054,377)	(1,286,391)	(500,488)	(330,313)

Annual contract fee	(2,753)	(3,071)	(11,468)	(11,851)	(5,193)	(5,134)

Net increase (decrease) in net assets from principal transactions	(108,214)	(151,235)	(1,549,937)	(1,244,221)	(410,129)	(383,529)

Total increase (decrease) in net assets	(51,650)	(152,334)	(493,042)	287,077	194,694	457,648

Net assets at beginning of period	1,035,143	1,187,477	7,759,057	7,471,980	3,490,286	3,032,638

Net assets at end of period	$983,493	$1,035,143	$7,266,015	$7,759,057	$3,684,980	$3,490,286

	2025	2024	2025	2024	2025	2024

Units, beginning of period	58,249	66,740	126,012	148,023	130,903	146,781

Units issued	999	1,000	2,246	969	7,282	1,556

Units redeemed	(6,826)	(9,491)	(25,835)	(22,980)	(22,258)	(17,434)

Units, end of period	52,422	58,249	102,423	126,012	115,927	130,903

	(b) Renamed on May 1, 2025. Previously known as Capital Appreciation Trust Series NAV.

See accompanying notes.

18 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$

	Ultra Short Term Bond Trust Series NAV

	2025	2024

Income:

Dividend distributions received	$45,708	$24,807

Expenses:

Mortality and expense risk and administrative charges	(24,541)	(19,119)

Net investment income (loss)	21,167	5,688

Realized gains (losses) on investments:

Capital gain distributions received	-	-

Net realized gain (loss)	50,268	(862)

Realized gains (losses)	50,268	(862)

Unrealized appreciation (depreciation) during the period	(10,399)	50,801

Net increase (decrease) in net assets from operations	61,036	55,627

Changes from principal transactions:

Purchase payments	-	-

Transfers between sub-accounts and the company	1,293,572	67,047

Withdrawals	(1,953,350)	(47,861)

Annual contract fee	(2,396)	(1,527)

Net increase (decrease) in net assets from principal transactions	(662,174)	17,659

Total increase (decrease) in net assets	(601,138)	73,286

Net assets at beginning of period	1,547,470	1,474,184

Net assets at end of period	$946,332	$1,547,470

	2025	2024

Units, beginning of period	118,743	117,310

Units issued	142,991	5,290

Units redeemed	(191,190)	(3,857)

Units, end of period	70,544	118,743

See accompanying notes.

19 of 29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

1. Organization

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 28 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”). The Trust is registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer a class of units to fund Contracts issued by the Company. This class, Series NAV, represents an interest in the same Trust Portfolio, but in a different class of that Portfolio.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Capital Appreciation Trust Series NAV	U.S. Growth Trust - Series NAV	05/01/2025
Small Cap Value Trust Series NAV	Small Cap Core Trust Series NAV	04/28/2025

20 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2025.

21 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Internal Revenue Service completed the audit of the Company’s consolidated federal tax return for tax years 2014-2015 and 2016-2018. The Company’s consolidated federal tax return for the years 2019- 2022 are currently under examination by the Internal Revenue Service. The years from 2022 on are also open for examination by the Internal Revenue Service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2025, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of the Company, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors , LLC.

Certain officers of the Account are officers and directors of the Company or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

22 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2025. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, a s of December 31, 2025:

	Level 1	Level 2	Level 3	Total

Mutual Funds

Affiliated	$88,813,649	-	-	88,813,649

Total	$88,813,649	-	-	88,813,649

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2025.

23 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust during 2025 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series NAV	$776,809	$2,950,526
Active Bond Trust Series NAV	223,630	571,007
Blue Chip Growth Trust Series NAV	1,893,009	1,687,207
Core Bond Trust Series NAV	171,228	180,539
Disciplined Value International Trust Series NAV	158,038	290,885
Equity Income Trust Series NAV	1,514,257	2,096,438
Financial Industries Trust Series NAV	172,136	120,885
Fundamental All Cap Core Trust Series NAV	1,085,096	1,493,275
Health Sciences Trust Series NAV	108,416	123,193
High Yield Trust Series NAV	127,109	218,544
International Equity Index Series NAV	299,519	506,314
Lifestyle Balanced Portfolio Series NAV	78,884	302,993
Lifestyle Growth Portfolio Series NAV	114,696	5,472
Managed Volatility Balanced Portfolio Series NAV	73,732	144,963
Mid Cap Growth Trust Series NAV	38,335	571,820
Mid Cap Index Trust Series NAV	55,571	34,910
Mid Value Trust Series NAV	363,040	533,429
Money Market Trust Series NAV	1,280,389	1,350,033
Opportunistic Fixed Income Trust Series NAV	52,857	180,112
Real Estate Securities Trust Series NAV	29,932	425,448
Short Term Government Income Trust Series NAV	91,768	262,423
Small Cap Core Trust Series NAV	333,806	503,247
Small Cap Index Trust Series NAV	106,715	142,992
Small Cap Stock Trust Series NAV	87,505	463,743
Total Bond Market Series Trust NAV	55,033	138,905
Total Stock Market Index Trust Series NAV	345,135	1,788,446
U.S. Growth Trust - Series NAV	566,764	660,351
Ultra Short Term Bond Trust Series NAV	1,940,285	2,581,292

24 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

7. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

500 Index Fund Series NAV(*)	2025	161	$ 115.74 to $ 65.77	$18,571	1.25 % to 1.00%	1.08%	16.40 % to 16.11%
	2024	183	99.69 to 56.51	18,220	1.25 to 1.00	1.05	23.43 to 23.12
	2023	214	80.97 to 45.78	17,201	1.25 to 1.00	1.26	24.70 to 24.39
	2022	248	65.09 to 36.71	16,094	1.25 to 1.00	1.21	-19.12 to -19.32
	2021	284	80.68 to 45.39	22,845	1.25 to 1.00	1.36	27.08 to 26.77

Active Bond Trust Series NAV(*)	2025	111	28.68 to 21.24	2,355	1.25 to 1.00	4.30	6.49 to 6.22
	2024	131	26.93 to 19.99	2,624	1.25 to 1.00	3.57	1.15 to 0.89
	2023	158	26.63 to 19.82	3,129	1.25 to 1.00	3.37	5.42 to 5.15
	2022	192	25.26 to 18.84	3,608	1.25 to 1.00	3.36	-14.64 to -14.85
	2021	216	29.59 to 22.13	4,780	1.25 to 1.00	3.26	-1.41 to -1.67

Blue Chip Growth Trust Series NAV(*)	2025	138	301.04 to 63.28	10,211	1.25 to 1.00	0.00	17.39 to 17.10
	2024	157	256.43 to 54.04	9,733	1.25 to 1.00	0.00	34.38 to 34.04
	2023	173	190.83 to 40.32	7,876	1.25 to 1.00	0.00	48.10 to 47.73
	2022	195	128.85 to 27.29	5,936	1.25 to 1.00	0.00	-38.67 to -38.82
	2021	222	210.08 to 44.61	10,918	1.25 to 1.00	0.00	15.75 to 15.46

Core Bond Trust Series NAV(*)	2025	91	16.50 to 13.40	1,485	1.25 to 1.25	4.21	5.70 to 5.69
	2024	94	15.61 to 12.67	1,456	1.25 to 1.25	3.67	0.28 to 0.28
	2023	97	15.57 to 12.64	1,507	1.25 to 1.25	3.01	4.57 to 4.57
	2022	112	14.89 to 12.09	1,663	1.25 to 1.25	2.18	-14.69 to -14.69
	2021	122	17.45 to 14.17	2,124	1.25 to 1.25	1.86	-3.20 to -3.21

Disciplined Value International Trust Series NAV(*)	2025	61	25.89 to 24.20	1,481	1.25 to 1.00	1.79	39.62 to 39.27
	2024	73	18.54 to 17.38	1,274	1.25 to 1.00	0.35	-1.34 to -1.58
	2023	79	18.79 to 17.66	1,396	1.25 to 1.00	1.84	18.86 to 18.56
	2022	91	15.81 to 14.89	1,350	1.25 to 1.00	3.61	-5.70 to -5.93
	2021	106	16.77 to 15.83	1,673	1.25 to 1.00	2.57	12.02 to 11.74

Equity Income Trust Series NAV(*)	2025	132	86.46 to 51.88	6,842	1.25 to 1.00	2.36	13.28 to 13.00
	2024	169	76.32 to 45.91	7,747	1.25 to 1.00	1.61	10.56 to 10.28
	2023	201	69.04 to 41.63	8,368	1.25 to 1.00	1.96	8.43 to 8.16
	2022	216	63.67 to 38.49	8,317	1.25 to 1.00	1.78	-4.34 to -4.58
	2021	239	66.56 to 40.34	9,643	1.25 to 1.00	1.98	24.24 to 23.94

Financial Industries Trust Series NAV(*)	2025	57	56.35 to 52.46	2,967	1.25 to 1.00	1.23	11.00 to 10.72
	2024	58	50.77 to 47.38	2,758	1.25 to 1.00	1.11	29.06 to 28.74
	2023	63	39.34 to 36.81	2,321	1.25 to 1.00	1.78	4.16 to 3.90
	2022	70	37.76 to 35.43	2,485	1.25 to 1.00	2.33	-14.47 to -14.68
	2021	77	44.16 to 41.52	3,187	1.25 to 1.00	0.88	28.41 to 28.09

Fundamental All Cap Core Trust Series NAV(*)	2025	182	81.36 to 43.48	7,875	1.25 to 1.00	0.41	3.80 to 3.54
	2024	210	78.38 to 41.99	8,808	1.25 to 1.00	0.13	23.00 to 22.70
	2023	259	63.72 to 34.23	8,856	1.25 to 1.00	0.40	34.09 to 33.75
	2022	289	47.52 to 25.59	7,388	1.25 to 1.00	0.26	-25.02 to -25.21
	2021	334	63.38 to 34.21	11,407	1.25 to 1.00	0.16	29.38 to 29.06

Health Sciences Trust Series NAV(*)	2025	9	103.11 to 26.21	906	1.25 to 1.25	0.00	18.04 to 18.04
	2024	10	87.35 to 22.21	880	1.25 to 1.25	0.00	0.59 to 0.59
	2023	16	86.83 to 22.08	1,403	1.25 to 1.25	0.00	2.97 to 2.97
	2022	18	84.33 to 21.44	1,413	1.25 to 1.25	0.00	-14.10 to -14.10
	2021	21	98.18 to 24.96	1,962	1.25 to 1.25	0.00	9.85 to 9.85

High Yield Trust Series NAV(*)	2025	40	25.56 to 25.56	1,018	1.25 to 1.25	7.35	6.12 to 6.12
	2024	46	24.08 to 24.08	1,111	1.25 to 1.25	7.10	7.83 to 7.83
	2023	50	22.33 to 22.33	1,118	1.25 to 1.25	2.67	11.48 to 11.48
	2022	56	20.04 to 20.04	1,123	1.25 to 1.25	5.92	-14.16 to -14.16
	2021	62	23.34 to 23.34	1,447	1.25 to 1.25	5.01	4.46 to 4.46

International Equity Index Series NAV(*)	2025	89	31.87 to 29.79	2,649	1.25 to 1.00	2.31	31.25 to 30.92
	2024	98	24.28 to 22.75	2,229	1.25 to 1.00	1.60	3.86 to 3.60
	2023	108	23.38 to 21.96	2,361	1.25 to 1.00	2.40	14.27 to 13.98
	2022	126	20.46 to 19.27	2,435	1.25 to 1.00	2.85	-17.00 to -17.20
	2021	140	24.65 to 23.27	3,256	1.25 to 1.00	2.56	6.52 to 6.25

Lifestyle Balanced Portfolio Series NAV(*)	2025	13	21.63 to 21.63	292	1.25 to 1.25	1.98	12.65 to 12.65
	2024	25	19.20 to 19.20	487	1.25 to 1.25	2.37	7.32 to 7.32
	2023	30	17.89 to 17.89	545	1.25 to 1.25	2.31	12.31 to 12.31
	2022	33	15.93 to 15.93	529	1.25 to 1.25	2.80	-16.41 to -16.41
	2021	21	19.06 to 19.06	392	1.25 to 1.25	2.61	8.15 to 8.15

Lifestyle Growth Portfolio Series NAV(*)	2025	8	21.91 to 21.91	171	1.25 to 1.25	3.91	15.39 to 15.39
	2024	3	18.99 to 18.99	61	1.25 to 1.25	2.23	9.99 to 9.99
	2023	3	17.26 to 17.26	55	1.25 to 1.25	2.10	15.52 to 15.52
	2022	3	14.94 to 14.94	48	1.25 to 1.25	2.50	-17.03 to -17.03
	2021	3	18.01 to 18.01	58	1.25 to 1.25	2.43	12.72 to 12.72

25 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Managed Volatility Balanced Portfolio Series NAV(*)	2025	50	$ 24.32 to $ 22.19	$1,101	1.25 % to 1.25%	2.89%	8.51 % to 8.50%
	2024	56	22.41 to 20.45	1,140	1.25 to 1.25	2.49	8.01 to 8.01
	2023	61	20.75 to 18.94	1,161	1.25 to 1.25	2.23	10.61 to 10.60
	2022	77	18.76 to 17.12	1,325	1.25 to 1.25	2.13	-16.04 to -16.04
	2021	102	22.35 to 20.39	2,078	1.25 to 1.25	2.44	8.52 to 8.51

Mid Cap Growth Trust Series NAV(*)	2025	21	154.39 to 33.18	3,115	1.25 to 1.25	0.00	4.85 to 4.85
	2024	24	147.25 to 31.64	3,450	1.25 to 1.25	0.00	23.58 to 23.58
	2023	31	119.15 to 25.60	3,636	1.25 to 1.25	0.00	17.40 to 17.39
	2022	34	101.49 to 21.81	3,367	1.25 to 1.25	0.00	-35.42 to -35.42
	2021	36	157.17 to 33.77	5,580	1.25 to 1.25	0.00	2.29 to 2.29

Mid Cap Index Trust Series NAV(*)	2025	8	53.25 to 28.33	431	1.25 to 1.25	1.25	5.70 to 5.69
	2024	8	50.38 to 26.81	417	1.25 to 1.25	1.10	12.06 to 12.06
	2023	8	44.96 to 23.92	375	1.25 to 1.25	1.12	14.57 to 14.57
	2022	10	39.24 to 20.88	384	1.25 to 1.25	1.17	-14.46 to -14.46
	2021	10	45.88 to 24.41	459	1.25 to 1.25	0.92	22.73 to 22.73

Mid Value Trust Series NAV(*)	2025	18	92.31 to 91.88	1,660	1.25 to 1.00	1.10	4.82 to 4.56
	2024	23	88.07 to 87.88	2,047	1.25 to 1.00	0.36	15.21 to 14.93
	2023	29	76.47 to 76.44	2,186	1.25 to 1.00	1.15	17.47 to 17.18
	2022	33	65.26 to 65.07	2,138	1.25 to 1.00	0.92	-5.25 to -5.49
	2021	35	69.05 to 68.68	2,443	1.25 to 1.00	1.00	23.03 to 22.72

Money Market Trust Series NAV(*)	2025	388	13.95 to 10.98	4,279	1.25 to 1.00	3.99	3.06 to 2.74
	2024	406	13.53 to 10.68	4,349	1.25 to 1.00	4.91	4.01 to 3.74
	2023	447	13.01 to 10.30	4,616	1.25 to 1.00	4.71	3.76 to 3.52
	2022	356	12.54 to 9.95	3,538	1.25 to 1.00	1.31	0.35 to 0.12
	2021	346	12.49 to 9.94	3,430	1.25 to 1.00	0.00	-0.92 to -1.15

Opportunistic Fixed Income Trust Series NAV(*)	2025	21	22.80 to 22.80	489	1.25 to 1.25	5.35	8.24 to 8.24
	2024	28	21.06 to 21.06	594	1.25 to 1.25	3.07	-1.51 to -1.51
	2023	33	21.39 to 21.39	705	1.25 to 1.25	2.50	6.87 to 6.87
	2022	44	20.01 to 20.01	878	1.25 to 1.25	2.76	-12.07 to -12.07
	2021	49	22.76 to 22.76	1,105	1.25 to 1.25	2.71	-3.28 to -3.28

Real Estate Securities Trust Series NAV(*)	2025	8	172.22 to 66.26	548	1.25 to 1.00	1.53	-0.37 to -0.62
	2024	14	172.86 to 66.68	955	1.25 to 1.00	1.93	9.69 to 9.41
	2023	19	157.60 to 60.94	1,153	1.25 to 1.00	2.16	11.94 to 11.66
	2022	22	140.79 to 54.58	1,182	1.25 to 1.00	1.07	-29.17 to -29.34
	2021	25	198.76 to 77.24	1,936	1.25 to 1.00	1.40	45.34 to 44.98

Short Term Government Income Trust Series NAV(*)	2025	85	15.67 to 12.79	1,335	1.25 to 1.25	1.76	3.81 to 3.79
	2024	97	15.10 to 12.32	1,460	1.25 to 1.25	0.80	1.53 to 1.52
	2023	121	14.87 to 12.14	1,791	1.25 to 1.25	1.66	2.59 to 2.58
	2022	125	14.50 to 11.83	1,810	1.25 to 1.25	1.48	-7.59 to -7.59
	2021	134	15.69 to 12.80	2,106	1.25 to 1.25	1.79	-2.73 to -2.74

Small Cap Core Trust Series NAV(*)	2025 (e)	20	88.83 to 19.18	1,772	1.25 to 1.25	1.14	-1.14 to -1.14
	2024	24	89.85 to 19.40	2,155	1.25 to 1.25	0.70	4.69 to 4.69
	2023	28	85.82 to 18.53	2,423	1.25 to 1.25	0.42	12.65 to 12.65
	2022	31	76.18 to 16.45	2,331	1.25 to 1.25	0.90	-11.37 to -11.37
	2021	34	85.96 to 18.56	2,956	1.25 to 1.25	0.54	24.73 to 24.73

Small Cap Index Trust Series NAV(*)	2025	23	44.32 to 44.32	1,040	1.25 to 1.25	1.29	11.02 to 11.02
	2024	26	39.92 to 39.92	1,030	1.25 to 1.25	0.50	9.49 to 9.49
	2023	27	36.46 to 36.46	993	1.25 to 1.25	1.26	15.07 to 15.07
	2022	31	31.68 to 31.68	983	1.25 to 1.25	1.06	-21.61 to -21.61
	2021	32	40.42 to 40.42	1,282	1.25 to 1.25	0.59	13.16 to 13.16

Small Cap Stock Trust Series NAV(*)	2025	80	46.01 to 43.01	3,340	1.25 to 1.00	0.11	11.57 to 11.30
	2024	89	41.23 to 38.65	3,340	1.25 to 1.00	0.00	10.44 to 10.16
	2023	100	37.34 to 35.08	3,423	1.25 to 1.00	0.00	15.16 to 14.87
	2022	114	32.42 to 30.54	3,388	1.25 to 1.00	0.00	-31.82 to -31.99
	2021	124	47.55 to 44.90	5,437	1.25 to 1.00	0.00	0.26 to 0.01

Total Bond Market Series Trust NAV(*)	2025	52	20.09 to 18.79	983	1.25 to 1.00	3.62	5.85 to 5.59
	2024	58	18.98 to 17.79	1,035	1.25 to 1.00	2.88	0.14 to -0.11
	2023	67	18.95 to 17.81	1,187	1.25 to 1.00	2.68	4.24 to 3.98
	2022	78	18.18 to 17.13	1,328	1.25 to 1.00	2.66	-14.23 to -14.44
	2021	85	21.20 to 20.02	1,708	1.25 to 1.00	2.27	-2.84 to -3.07

Total Stock Market Index Trust Series NAV(*)	2025	102	70.99 to 70.99	7,266	1.25 to 1.25	0.85	15.23 to 15.23
	2024	126	61.61 to 61.61	7,759	1.25 to 1.25	0.51	21.99 to 21.99
	2023	148	50.50 to 50.50	7,472	1.25 to 1.25	1.11	24.02 to 24.02
	2022	158	40.72 to 40.72	6,447	1.25 to 1.25	1.08	-21.33 to -21.33
	2021	175	51.76 to 51.76	9,031	1.25 to 1.25	1.11	22.97 to 22.97

26 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

U.S. Growth Trust - Series NAV(*)	2025 (f)	116	$ 106.29 to $ 31.88	$ 3,685	1.25 % to 1.00%	0.00	19.56 % to 19.26%
	2024	131	88.91 to 26.73	3,490	1.25 to 1.00	0.00	29.41 to 29.09
	2023	147	68.70 to 20.71	3,033	1.25 to 1.00	0.00	51.43 to 51.06
	2022	170	45.37 to 13.71	2,330	1.25 to 1.00	0.00	-38.22 to -38.37
	2021	188	73.43 to 22.24	4,174	1.25 to 1.00	0.00	14.60 to 14.32

Ultra Short Term Bond Trust Series NAV(*)	2025	71	13.45 to 13.45	946	1.25 to 1.25	2.34	3.01 to 3.01
	2024	119	13.06 to 13.06	1,547	1.25 to 1.25	1.62	3.74 to 3.74
	2023	117	12.59 to 12.59	1,474	1.25 to 1.25	2.84	3.45 to 3.45
	2022	128	12.17 to 12.17	1,554	1.25 to 1.25	1.47	-2.10 to -2.10
	2021	139	12.43 to 12.43	1,721	1.25 to 1.25	1.99	-1.61 to -1.61

27 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

7. Unit Values (continued):

(*) Sub-account that invests in affiliated Trust.

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b) These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of un its. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e) Renamed on April 28, 2025. Previously known as Small Cap Value Trust Series NAV.

(f) Renamed on May 1, 2025. Previously known as Capital Appreciation Trust Series NAV.

28 of 29

JOHN HANCOCK LIFE INSURANCE Co (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 1.00% and 1.25% of net assets of the sub-account depending on the type of contract.

10. Operating Segments

An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Head of US Insurance. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

29 of 29